[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK
SELECT FUND

THE OAKMARK SMALL
CAP FUND

THE OAKMARK EQUITY
AND INCOME FUND

THE OAKMARK
GLOBAL FUND

THE OAKMARK
INTERNATIONAL FUND

THE OAKMARK
INTERNATIONAL SMALL
CAP FUND

FIRST QUARTER REPORT
DECEMBER 31, 2002

ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS

2003 FIRST QUARTER REPORT

LETTER FROM THE PRESIDENT                                                      1

SUMMARY INFORMATION                                                            2

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                             4

THE OAKMARK FUND
   Letter from the Portfolio Managers                                          6
   Schedule of Investments                                                     7

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                         11
   Schedule of Investments                                                    12

THE OAKMARK SMALL CAP FUND
   Letter from the Portfolio Managers                                         14
   Schedule of Investments                                                    16

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                         20
   Schedule of Investments                                                    23

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                         30
   Global Diversification Chart                                               32
   Schedule of Investments                                                    33

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS             38

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                         39
   International Diversification Chart                                        41
   Schedule of Investments                                                    42

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                         48
   International Diversification Chart                                        50
   Schedule of Investments                                                    51

TRUSTEES AND OFFICERS                                                         58

OAKMARK PHILOSOPHY AND PROCESS                                                61

THE OAKMARK GLOSSARY                                                          62

FOR MORE INFORMATION

Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 449-6274.

TURN TO THE END OF THIS REPORT TO READ ABOUT OAKMARK'S PHILOSOPHY AND PROCESS AND LOOK UP FINANCIAL TERMS IN THE OAKMARK GLOSSARY.

LETTER FROM THE PRESIDENT

[PHOTO OF ROBERT M. LEVY]

DEAR FELLOW SHAREHOLDERS,

At the end of the calendar year, we, like you, are frustrated by the difficult market environment. The Dow(1), S&P 500(2), EAFE(3), and NASDAQ(4) each posted significant double-digit losses for the year. The bear market has broadened, and we have experienced our first negative year in some time. While the Funds have fared well on a relative basis, absolute returns are not in line with our long-term goal of positive rates of return. By adhering to our core value philosophy, we strive to avoid significant losses so that negative years are not large enough to impair the long-term goals of our clients.

UNCERTAINTY AND INVESTING

The troubling uncertainties of the economy, potential war with Iraq, and corporate scandals and bankruptcies have been hanging over Wall Street. We believe the bear market has been worse than justified by these factors. In our opinion, these negative factors do not warrant this extreme bear market. The economy is bottoming, and interest rates and inflation remain low. We are also completing the third straight down year for stocks. Thus we enter 2003 with a conviction that most of the negative outcomes are reflected in equity prices.

During times of uncertainty, an investment firm should attend to what it CAN control, as opposed to what it cannot. Therefore, we concentrate on our strengths that we believe increase the probability of superior long-term performance:

   - Adhering to a disciplined philosophy and process--one which has been employed successfully at Harris Associates, adviser to the Oakmark Funds, for over 25 years

   - Employing an investment strategy that properly balances risk and reward--qualities important to our fund portfolios

   - Focusing on an appropriate investment horizon--avoiding over reacting to short-term events

   - Relying on an experienced research group--a team made up of seasoned investment professionals averaging 16 years of experience, with many who have been with the firm for over 10 years

This final point is worth highlighting. Recent changes that strengthen corporate full disclosure and tighten Wall Street oversight are appropriate, and they will, in our view create a competitive advantage for investment firms, like ours, with significant internal research capabilities.

EQUITIES: THE CRITICAL DECISION

Historically, market valuation has tended to reflect the extremes of investor sentiment. When the tech market was overvalued in March 2000, investors were pouring an unprecedented amount of money into these equities. Shortly thereafter, we witnessed a major correction in this sector. Now, after three years of the worst bear market since the Great Depression--when we believe the long-term prospects for equities are improving--investor opinion has rarely been more negative. We believe that valuation excesses have been removed from the market and that short-term emotional volatility creates opportunity for long-term investors.

Apprehensive investors are moving from stocks to investments assumed to be lower risk, such as bonds and cash. Unfortunately, this decision results from an analysis of what has done well instead of what will do well. Given the expected returns of the stocks in our portfolios and the very low interest rate environment, we believe the most critical decision an investor can make in the year ahead is to maintain or increase one's equity exposure.

On a final note, I am pleased to announce that John Raitt, a partner and investment analyst who has been with Harris Associates L.P. since 1986 and served as our Director of Research from 1998 to 2002, has been named President and CEO of Harris Associates L.P. I will retain the titles of Chairman and Chief Investment Officer. John has played an integral role at our firm and will join me in communicating with all of our shareholders in the future.


/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT

January 3, 2003

THE OAKMARK FAMILY OF FUNDS

    SUMMARY INFORMATION

                                                                     THE OAKMARK                     THE OAKMARK
PERFORMANCE FOR                     THE OAKMARK                         SELECT                        SMALL CAP
PERIOD ENDED                            FUND                             FUND                            FUND
DECEMBER 31, 2002(5)                  (OAKMX)                          (OAKLX)                         (OAKSX)
------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                              7.51%                            10.02%                           6.60%
------------------------------------------------------------------------------------------------------------------------
6 MONTHS*                            -10.34%                            -7.12%                         -16.87%
------------------------------------------------------------------------------------------------------------------------
1 YEAR                               -14.41%                           -12.47%                         -13.07%
------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                              4.21%                            11.54%                           4.65%
------------------------------------------------------------------------------------------------------------------------
   5 YEAR                              1.00%                            13.05%                          -1.73%
------------------------------------------------------------------------------------------------------------------------
   10 YEAR                            11.36%                              N/A                             N/A
------------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                    16.46%                            21.17%                           9.03%
------------------------------------------------------------------------------------------------------------------------
   VALUE OF $10,000
   FROM INCEPTION DATE             $ 56,902                          $ 32,699                        $ 18,595
                                   (8/5/91)                          (11/1/96)                       (11/1/95)
------------------------------------------------------------------------------------------------------------------------
TOP FIVE                    Washington                      Washington                       SureBeam Corporation,
HOLDINGS AS OF               Mutual, Inc.           3.6%     Mutual, Inc.          17.8%      Class A                4.5%
DECEMBER 31, 2002(6)        H&R Block, Inc.         3.2%    H&R Block, Inc.         9.1%     Ralcorp Holdings, Inc.  4.0%
                            The Home Depot, Inc.    2.3%    Yum! Brands, Inc.       4.9%     Catellus Development
COMPANY AND % OF TOTAL      Fannie Mae              2.3%    First Data Corporation  4.8%      Corporation            3.6%
NET ASSETS                  Yum! Brands, Inc.       2.2%    Burlington                       Tupperware
                                                             Resources Inc.         4.3%      Corporation            3.5%
                                                                                             Insituform
                                                                                              Technologies, Inc.,
                                                                                              Class A                3.5%
------------------------------------------------------------------------------------------------------------------------
TOP FIVE                    Retail                 10.6%    Banks & Thrifts        17.8%     Computer Software       6.9%
INDUSTRIES AS OF            Pharmaceuticals         9.6%    Other Consumer                   Food & Beverage         6.6%
DECEMBER 31, 2002           Other Consumer                   Goods & Services      13.0%     Medical Products        6.6%
                             Goods & Services       7.3%    Retail                 10.9%     Banks & Thrifts         6.2%
INDUSTRIES AND % OF TOTAL   Cable Systems &                 Information Services    7.2%     Other Consumer
NET ASSETS                   Satellite TV           6.1%    Computer Services       6.7%     Goods & Services        5.7%
                            Food & Beverage         6.1%
------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

                                      THE OAKMARK                      THE OAKMARK                   THE OAKMARK
PERFORMANCE FOR                       EQUITY AND                          GLOBAL                    INTERNATIONAL
PERIOD ENDED                          INCOME FUND                          FUND                          FUND
DECEMBER 31, 2002(5)                    (OAKBX)                           (OAKGX)                       (OAKIX)
------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                 6.12%                           14.87%                         8.99%
------------------------------------------------------------------------------------------------------------------------
6 MONTHS*                                -2.97%                           -5.46%                       -16.00%
------------------------------------------------------------------------------------------------------------------------
1 YEAR                                   -2.14%                           -2.11%                        -8.46%
------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                11.45%                           10.82%                        -0.77%
------------------------------------------------------------------------------------------------------------------------
   5 YEAR                                10.91%                             N/A                          4.85%
------------------------------------------------------------------------------------------------------------------------
   10 YEAR                                 N/A                              N/A                          9.75%
------------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                       13.68%                            9.40%(7)                      9.54%
------------------------------------------------------------------------------------------------------------------------
   VALUE OF $10,000
   FROM INCEPTION DATE                $ 25,087                         $ 13,587                      $ 25,465
                                      (11/1/95)                        (8/4/99)                      (9/30/92)
------------------------------------------------------------------------------------------------------------------------
TOP FIVE                    Synopsys, Inc.          3.4%    eFunds Corporation      6.1%     Vivendi Universal SA    4.2%
HOLDINGS AS OF              Burlington                      Vivendi Universal SA    5.1%     GlaxoSmithKline plc     3.8%
DECEMBER 31, 2002(6)         Resources Inc.         3.1%    The Interpublic Group            Telefonaktiebolaget
                            Laboratory Corporation           of Companies, Inc.     5.0%      LM Ericsson, Class B   3.5%
COMPANY AND % OF TOTAL       of America Holdings    2.9%    Novell, Inc.            4.6%     Hunter Douglas N.V.     3.0%
NET ASSETS                  SAFECO Corporation      2.8%    First Health Group               John Fairfax
                            First Health Group               Corp.                  4.2%      Holdings Ltd.          2.9%
                             Corp.                  2.7%
------------------------------------------------------------------------------------------------------------------------
TOP FIVE                    U.S. Government Notes  33.5%    Information Services    9.8%     Pharmaceuticals         9.3%
INDUSTRIES AS OF            Oil & Natural Gas       6.1%    Computer Software       8.3%     Banks & Thrifts         8.4%
DECEMBER 31, 2002           Computer Software       5.0%    Broadcasting &                   Food & Beverage         8.0%
                            Retail                  4.9%     Programming            6.2%     Retail                  5.5%
INDUSTRIES AND % OF TOTAL   Medical Products        4.3%    Banks & Thrifts         5.8%     Other Financial         5.4%
NET ASSETS                                                  Computer Services       5.3%
------------------------------------------------------------------------------------------------------------------------

                                     THE OAKMARK
PERFORMANCE FOR                     INTERNATIONAL
PERIOD ENDED                        SMALL CAP FUND
DECEMBER 31, 2002(5)                   (OAKEX)
---------------------------------------------------------
3 MONTHS*                                 8.04%
---------------------------------------------------------
6 MONTHS*                               -16.00%
---------------------------------------------------------
1 YEAR                                   -5.12%
---------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                -0.77%
---------------------------------------------------------
   5 YEAR                                10.40%
---------------------------------------------------------
   10 YEAR                                 N/A
---------------------------------------------------------
   SINCE INCEPTION                        6.60%
---------------------------------------------------------
   VALUE OF $10,000
   FROM INCEPTION DATE                $ 15,818
                                      (11/1/95)
---------------------------------------------------------
TOP FIVE                    Bulgari S.p.A.            4.3%
HOLDINGS AS OF              Gurit-Heberlein AG        4.1%
DECEMBER 31, 2002(6)        Neopost SA                4.0%
                            Kobenhavns
COMPANY AND % OF TOTAL       Lufthavne A/S            3.9%
NET ASSETS                  Grupo Aeroportuario del
                             Sureste S.A. de C.V.     3.6%
---------------------------------------------------------
TOP FIVE                    Retail                   10.0%
INDUSTRIES AS OF            Airport Maintenance       7.5%
DECEMBER 31, 2002           Machinery & Industrial
                             Processing               6.6%
INDUSTRIES AND % OF TOTAL   Banks & Thrifts           6.0%
NET ASSETS                  Financial Services        5.3%
---------------------------------------------------------

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we look for stocks with prices less than 60% of intrinsic value, WITH INTRINSIC VALUE THAT IS LIKELY TO GROW and with management that acts in the interest of outside shareholders. The combination of these factors creates our biggest competitive advantage--the ability to be more patient than most investors.

[PHOTO OF WILLIAM C. NYGREN]

The New York Times began the New Year with a business section headlined "Wall Street Down a Third Year, Leaving Fewer Optimists." Yes, the market had its third losing year in succession, and yes, 2002 was the worst in both breadth and magnitude. But no, three down years does not increase the probability of suffering further losses. That logic is backwards--lower prices increase the probability of achieving good returns. Realizing the difficulty of viewing lower prices as an opportunity, Warren Buffett used an analogy to a mundane consumer product:

   "If you plan to eat hamburgers throughout your life and are not a cattle producer, should you wish for higher or lower prices for beef? If you expect to be a net saver during the next five years, should you hope for a higher or lower stock market during that period? Many investors get this one wrong. Even though they are going to be net buyers of stocks for many years to come, they are elated when stock prices rise and depressed when they fall. In effect, they rejoice because prices have risen for the 'hamburgers' they will soon be buying. This reaction makes no sense."

Last quarter, we were presented with an opportunity to acquire inexpensive "hamburgers". H&R Block (HRB) has been one of our largest holdings for several years. The business has performed well, as has the stock. In November, a small independent research firm published a sell report that was highly critical of HRB. They highlighted a likely end to the rapid growth of the company's cyclical mortgage origination business and touted that HRB was being sued for an amount that exceeded its shareholders' equity.

When reading any research report, one has to sort carefully through what is factual and what is opinion. In addition, while most scenarios are "possible," one needs to consider how likely those possibilities really are. Last year we were all reminded of the obvious conflicts between research and investment banking and the tendency for reports on banking clients to have a positive spin. Most business schools even teach students to be suspicious of opinions expressed in research on banking clients. Because of that inherent conflict, "independent" research, meaning no investment banking ties, has been put on a pedestal. But the lack of banking ties by no means insures that independent research is unbiased. Some "independent" firms are funded largely by short-sellers, and their reports often have the goal of scaring investors out of stocks their clients are already short. We believe the chance that investors will be misled by these reports is higher because their conflict is less obvious. The sell report on HRB knocked the stock down from $40 to $29 in just a few days. Our first reaction was less thinking about Warren Buffett's hamburgers and more thinking of Randy Newman's lyrics "short people got no reason to live."

The Wall Street Journal piled on with a negative article on HRB (on the very day it hit its low!) that stated disparagingly that in the prior year, their tax business "grew just 23%." Just 23%? We would be happy if most of our holdings grew half that fast! After fighting through the frustration, and sorting out the misinformation, we asked, "Does HRB still fit our investment criteria? Is it selling below 60% of a growing value, and does its management act in our interest?" Answering those questions with enthusiastic yesses, we concluded the price drop was uncalled for and we added substantially to our position.

In previous letters, we have addressed our willingness to have extremely long holding periods, our criteria for managements, and our calculation of business value. Using HRB as an example, let's look at how we project business value growth. Why do we want businesses that grow? A big risk of value investing is that the statistically cheapest stocks are frequently structurally disadvantaged companies. They may be facing market share losses, declining sales prices or unusually high capital expenditures. Their value five years from now may be less than today. To avoid that "value trap," we look for companies whose value is likely to grow at above average rates. This growth gives us the luxury of investing for a longer timeframe than most of our competitors. How do we find undervalued stocks in which per-share business value is growing at above average rates? Although the market is reasonably efficient at pricing sales growth, we think it is less efficient at differentiating

[SIDENOTE]

                                   HIGHLIGHTS

   - Lower stock prices have increased the probability of good returns.

   - Buying growing businesses gives us the luxury of a long timeframe.

   - Biased stock research highlights the value of depending on our own research.

between cyclical and secular growth, evaluating multi-division companies, and translating balance sheet change into per-share value change.

HRB has a great tax preparation business. It has strong secular growth resulting from growth in the number of tax returns, growth in the percentage of filers who use paid preparers, and growth in its industry leading market share. Combine that with its strong cash generation--it is one of few businesses that can grow revenues ten percent without needing either higher capital expenditures or more working capital--and you get a business we believe is deserving of a very high multiple.

Skeptics argue that HRB's mortgage origination business sharply increases the risk of owning the stock. That division has performed so well over the past several years, primarily due to the cyclic refinancing boom, that a rapid return to trendline earnings might cause a one year decline in HRB's reported EPS(8). We acknowledge that possibility and even agree it is likely. But we are not focused on EPS growth. Instead, we look at business value growth.

To see how the value of a company changes over time, we make projections for each of its divisions, and then sum up the values. We project the HRB tax business will continue growing at an above-average rate, albeit probably less than the "only 23%" it achieved last year. We expect HRB's total income to grow more slowly than its tax income grows since we are not forecasting growth in the mortgage business. The multiple we use to value the mortgage business--a competitive, commodity-like business--is much lower than the multiple we use for the tax business. Because the percentage of HRB's earnings coming from the tax business will be increasing, the multiple we think is appropriate for the entire company will also be increasing. Finally, the mortgage business and the tax business each produce large amounts of cash beyond what needs to be reinvested in the business. Management expects to continue using that cash to repurchase stock. So, looking out five years, we see higher earnings, a mix shift toward a higher multiple business, and fewer shares outstanding. These factors combine to produce an expected rate of per-share value growth that is far above average.

After purchasing our "hamburgers" on sale, we got something we don't experience very often--near instant gratification. HRB settled its lawsuit for a small amount of money - which is consistent with what we and the company had always expected. HRB's stock price, which hit $29 the day the Journal wrote their negative story, topped $39 five trading days later. In the long run, business value always wins out over attempts to drive stock prices away from underlying value. As much as we knew that to be true, the market's quick reaction was still comforting.

One last comment on HRB--not H&R Block, but rather Henry R. Berghoef--co-manager of The Oakmark Select Fund. For the last several years, Henry has served as our Associate Director of Research in addition to contributing many of the stock recommendations that have driven Oakmark's performance. Effective the first of the year, Henry became Director of Research, assuming full responsibility for our research department. The research group Henry inherits is, I believe, the best in the business. His leadership assures a continuation of Oakmark's strong research heritage. We will continue to benefit from Henry's input as an analyst and co-manager of The Oakmark Select Fund. In addition, we will now benefit from the imprint he puts on all of our research. Congratulations Henry!


/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

January 6, 2003

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]     [PHOTO OF KEVIN GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/02) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(2)

            THE OAKMARK FUND     S & P 500
Aug-1991        $  10,000        $  10,000
Dec-1991        $  13,020        $  10,909
Mar-1992        $  14,690        $  10,634
Jun-1992        $  15,230        $  10,836
Sep-1992        $  16,800        $  11,178
Dec-1992        $  19,386        $  11,741
Mar-1993        $  20,927        $  12,253
Jun-1993        $  21,494        $  12,313
Sep-1993        $  23,095        $  12,631
Dec-1993        $  25,300        $  12,924
Mar-1994        $  24,242        $  12,434
Jun-1994        $  24,951        $  12,486
Sep-1994        $  26,663        $  13,097
Dec-1994        $  26,138        $  13,095
Mar-1995        $  28,539        $  14,370
Jun-1995        $  30,303        $  15,741
Sep-1995        $  32,841        $  16,992
Dec-1995        $  35,134        $  18,015
Mar-1996        $  36,386        $  18,982
Jun-1996        $  37,661        $  19,834
Sep-1996        $  37,945        $  20,447
Dec-1996        $  40,828        $  22,152
Mar-1997        $  42,456        $  22,746
Jun-1997        $  48,917        $  26,716
Sep-1997        $  52,009        $  28,717
Dec-1997        $  54,132        $  29,542
Mar-1998        $  59,517        $  33,663
Jun-1998        $  57,909        $  34,775
Sep-1998        $  49,899        $  31,316
Dec-1998        $  56,155        $  37,985
Mar-1999        $  55,888        $  39,877
Jun-1999        $  62,332        $  42,688
Sep-1999        $  53,882        $  40,023
Dec-1999        $  50,277        $  45,977
Mar-2000        $  45,767        $  47,032
Jun-2000        $  46,950        $  45,783
Sep-2000        $  49,815        $  45,339
Dec-2000        $  56,201        $  41,791
Mar-2001        $  60,342        $  36,837
Jun-2001        $  65,927        $  38,993
Sep-2001        $  59,986        $  33,269
Dec-2001        $  66,479        $  36,824
Mar-2002        $  69,250        $  36,926
Jun-2002        $  63,463        $  31,979
Sep-2002        $  52,927        $  26,454
Dec-2002        $  56,902        $  28,686

                                                 AVERAGE ANNUAL TOTAL RETURNS(5)

                                                (AS OF 12/31/02)
                                                                       SINCE
                      TOTAL RETURN                                   INCEPTION
                     LAST 3 MONTHS*   1-YEAR    5-YEAR   10-YEAR      (8/5/91)
------------------------------------------------------------------------------
OAKMARK FUND                  7.51%   -14.41%     1.00%    11.36%        16.46%
S&P 500                       8.44%   -22.10%    -0.59%     9.34%         9.67%
Dow Jones Average(1)         10.38%   -15.13%     2.82%    12.02%        11.74%
Lipper Large Cap
Value Index(9)                8.64%   -19.68%    -0.39%     8.71%         9.29%
------------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Fund increased in value by 8% last quarter, reducing the loss for the year to 14%. Despite suffering our largest calendar year loss since the fund's inception in 1991, our performance was strong relative to other equity investors. With the S&P 500 down 22% for the year, achieving positive returns was nearly impossible. The Oakmark Fund lost less money than did 86% of the 827 funds Morningstar(10) classifies as Large Cap Value funds, and according to a recent Wall Street Journal article the average equity mutual fund lost 22% which is 50% more than we lost. In the most recent Berkshire Hathaway annual report, Warren Buffett stated: "Some people disagree with our focus on relative figures, arguing that 'you can't eat relative performance!' But, if you expect that owning the S&P 500 will produce reasonably satisfactory results over time, it follows that, for long-term investors, gaining small advantages annually over that index must prove rewarding." Another great investor, Peter Lynch, was asked about his "poor" performance which occurred in a very weak equity market. Lynch responded "Let's say you play golf. You shoot 72 and everybody else shoots in the 80s. The next day, the winds are blowing twenty miles an hour and it's raining. You shoot a 78 and everybody else shoots in the 90s. Do people say 'What happened to your golf game?"

Losing less than other investors never feels as satisfying as does making money, but it is just as important as we work toward our goal of producing excellent long-term returns. Over the past three years, we are up while the market has seriously declined. Over the past decade, The Oakmark Fund has achieved a 11% annualized return. Not only has that beaten the market and most of our peers, but compounding that return for a decade more than tripled our investors' capital.

During the quarter, we did not add any new positions, and we eliminated two--Newell Rubbermaid and CVS. We made money on our Newell investment over two years when most stocks fell dramatically. With CVS, we lost some of our original investment (though far less than either the market or the average retail stock), as an increasingly competitive environment proved our projections to be too optimistic. In both cases, we used the proceeds to add to existing holdings that we feel are high-quality businesses that now sell at lower multiples.

Best wishes,


/s/ William C. Nygren                                         /s/ Kevin Grant

WILLIAM C. NYGREN, CFA                                        KEVIN GRANT, CFA
Portfolio Manager                                             Portfolio Manager
bnygren@oakmark.com                                           kgrant@oakmark.com

January 6, 2003

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED)

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.6%

FOOD & BEVERAGE--6.1%
    Kraft Foods Inc.                                                   2,095,000     $     81,558,351
    H.J. Heinz Company                                                 2,310,000           75,929,700
    General Mills, Inc.                                                1,605,000           75,354,750
                                                                                     ----------------
                                                                                          232,842,801

HOUSEHOLD PRODUCTS--1.5%
    The Clorox Company                                                 1,390,200     $     57,345,750

OTHER CONSUMER GOODS & SERVICES--7.3%
    H&R Block, Inc.                                                    3,029,300     $    121,777,860
    Fortune Brands, Inc.                                               1,745,600           81,187,856
    Mattel, Inc.                                                       2,774,800           53,137,420
    Cendant Corporation(a)                                             1,895,100           19,860,648
                                                                                     ----------------
                                                                                          275,963,784

BROADCASTING & PROGRAMMING--2.8%
    Liberty Media Corporation, Class A(a)                              9,149,400     $     81,795,636
    The Walt Disney Company                                            1,500,000           24,465,000
                                                                                     ----------------
                                                                                          106,260,636

BUILDING MATERIALS & CONSTRUCTION--2.1%
    Masco Corporation                                                  3,733,000     $     78,579,650

CABLE SYSTEMS & SATELLITE TV--6.1%
    AOL Time Warner Inc.                                               6,367,700     $     83,416,870
    Echostar Communications Corporation(a)                             2,475,000           55,093,500
    General Motors Corporation, Class H
      (Hughes Electronics Corporation)(a)                              5,100,000           54,570,000
    Comcast Corporation, Special Class A(a)                            1,800,000           40,662,000
                                                                                     ----------------
                                                                                          233,742,370

HARDWARE--1.8%
    The Black & Decker Corporation                                     1,622,200     $     69,576,158

MARKETING SERVICES--1.2%
    The Interpublic Group of Companies, Inc.                           3,165,000     $     44,563,200

PUBLISHING--3.2%
    Gannett Co., Inc.                                                    884,500     $     63,507,100
    Knight-Ridder, Inc.                                                  916,000           57,937,000
                                                                                     ----------------
                                                                                          121,444,100

RECREATION & ENTERTAINMENT--1.1%
    Carnival Corporation                                               1,678,300     $     41,873,585

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.6% (CONT.)

RESTAURANTS--4.4%
    Yum! Brands, Inc(a)                                                3,509,000     $     84,987,980
    McDonald's Corporation                                             5,000,000           80,400,000
                                                                                     ----------------
                                                                                          165,387,980

RETAIL--10.6%
    The Home Depot, Inc.                                               3,681,500     $     88,208,740
    J.C. Penney Company, Inc.                                          3,552,900           81,752,229
    Safeway Inc.(a)                                                    3,327,000           77,718,720
    The Kroger Co.(a)                                                  4,790,000           74,005,500
    The Gap, Inc.                                                      3,199,000           49,648,480
    Toys 'R'Us, Inc.(a)                                                3,125,000           31,250,000
                                                                                     ----------------
                                                                                          402,583,669

BANK & THRIFTS--5.6%
    Washington Mutual, Inc.                                            3,937,300     $    135,954,969
    U.S. Bancorp                                                       3,700,000           78,514,000
                                                                                     ----------------
                                                                                          214,468,969

INSURANCE--1.6%
    MGIC Investment Corporation                                        1,437,900     $     59,385,270

OTHER FINANCIAL--2.3%
    Fannie Mae                                                         1,370,000     $     88,132,100

MEDICAL PRODUCTS--2.2%
    Guidant Corporation(a)                                             2,671,100     $     82,403,435

PHARMACEUTICALS--9.6%
    Merck & Co., Inc.                                                  1,500,000     $     84,915,000
    Abbott Laboratories                                                2,050,000           82,000,000
    Bristol-Myers Squibb Company                                       3,450,000           79,867,500
    Schering-Plough Corporation                                        3,225,000           71,595,000
    Chiron Corporation(a)                                              1,274,000           47,902,400
                                                                                     ----------------
                                                                                          366,279,900

TELECOMMUNICATIONS--1.5%
    Sprint Corporation                                                 4,021,000     $     58,224,080

TELECOMMUNICATIONS EQUIPMENT--0.7%
    Motorola, Inc.                                                     2,975,000     $     25,733,750

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.6% (CONT.)

COMPUTER SERVICES--4.8%
    First Data Corporation                                             2,365,500     $     83,762,355
    SunGard Data Systems, Inc.(a)                                      2,601,600           61,293,696
    Electronic Data Systems Corporation                                1,958,300           36,091,469
                                                                                     ----------------
                                                                                          181,147,520

COMPUTER SYSTEMS--1.0%
    Sun Microsystems, Inc.(a)                                         12,500,000     $     38,875,000

OFFICE EQUIPMENT--1.5%
    Xerox Corporation(a)                                               6,927,400     $     55,765,570

AEROSPACE & DEFENSE--2.9%
    Honeywell International, Inc.                                      3,050,000     $     73,200,000
    The Boeing Company                                                 1,125,000           37,113,750
                                                                                     ----------------
                                                                                          110,313,750

OTHER INDUSTRIAL GOODS & SERVICES--1.0%
    Illinois Tool Works Inc.                                             604,200     $     39,188,412

WASTE DISPOSAL--1.7%
    Waste Management, Inc.                                             2,874,300     $     65,878,956

OIL & NATURAL GAS--4.0%
    ConocoPhillips                                                     1,635,335     $     79,133,860
    Burlington Resources Inc.                                          1,671,100           71,272,415
                                                                                     ----------------
                                                                                          150,406,275

ELECTRIC UTILITIES--2.0%
    Duke Energy Corporation                                            2,520,000     $     49,240,800
    Txu Corp.                                                          1,525,000           28,487,000
                                                                                     ----------------
                                                                                           77,727,800

    TOTAL COMMON STOCKS (COST: $3,466,204,554)                                          3,444,094,470

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.8%

U.S. GOVERNMENT BILLS--6.8%
    United States Treasury Bills, 1.175% - 1.47%
      due 1/2/2003 - 4/10/2003                                   $   260,000,000     $    259,632,406

    TOTAL U.S. GOVERNMENT BILLS (COST: $259,616,838)                                      259,632,406

REPURCHASE AGREEMENTS--3.0%
    IBT Repurchase Agreement, 1.00% due 1/2/2003,
      repurchase price $110,006,111 collateralized by
      U.S. Government Agency Securities                          $   110,000,000     $    110,000,000
    IBT Repurchase Agreement, 1.00% due 1/2/2003,
      repurchase price $2,399,335 collateralized by a
      U.S. Government Agency Security                                  2,399,201            2,399,201

    TOTAL REPURCHASE AGREEMENT (COST: $112,399,201)                                       112,399,201
                                                                                     ----------------

    TOTAL SHORT TERM INVESTMENTS (COST: $372,016,039)                                     372,031,607
    Total Investments (Cost $3,838,220,593)--100.4%                                  $  3,816,126,077
    Other Liabilities In Excess Of Other Assets--(0.4%)                                   (15,606,770)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  3,800,519,307
                                                                                     ================

(a) Non-income producing security.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]    [PHOTO OF HENRY R. BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/02) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(2)

            THE OAKMARK SELECT FUND    S & P 500
Oct-1996           $  10,000           $  10,000
Dec-1996           $  11,420           $  10,543
Mar-1997           $  12,140           $  10,826
Jun-1997           $  14,180           $  12,715
Sep-1997           $  16,340           $  13,668
Dec-1997           $  17,704           $  14,060
Mar-1998           $  20,078           $  16,021
Jun-1998           $  20,462           $  16,551
Sep-1998           $  16,936           $  14,904
Dec-1998           $  20,575           $  18,078
Mar-1999           $  22,766           $  18,979
Jun-1999           $  24,482           $  20,317
Sep-1999           $  22,028           $  19,048
Dec-1999           $  23,557           $  21,882
Mar-2000           $  25,667           $  22,384
Jun-2000           $  24,324           $  21,790
Sep-2000           $  27,432           $  21,578
Dec-2000           $  29,637           $  19,890
Mar-2001           $  32,826           $  17,532
Jun-2001           $  35,865           $  18,558
Sep-2001           $  34,496           $  15,834
Dec-2001           $  37,359           $  17,526
Mar-2002           $  38,306           $  17,574
Jun-2002           $  35,206           $  15,220
Sep-2002           $  29,720           $  12,590
Dec-2002           $  32,699           $  13,653

                                                 AVERAGE ANNUAL TOTAL RETURNS(5)

                                                           (AS OF 12/31/02)
                                                                                   SINCE
                                          TOTAL RETURN                           INCEPTION
                                         LAST 3 MONTHS*    1-YEAR    5-YEAR      (11/1/96)
------------------------------------------------------------------------------------------
OAKMARK SELECT FUND                              10.02%    -12.47%    13.05%         21.17%
  RETURN AFTER TAXES ON DISTRIBUTIONS(11)                  -12.50%    11.59%         19.83%
  RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                                   -7.66%    10.44%         17.80%
S&P 500                                           8.44%    -22.10%    -0.59%          5.18%
S&P MidCap 400(12)                                5.83%    -14.51%     6.41%         11.04%
Lipper Mid Cap
Value Index(13)                                   6.59%    -14.66%     2.07%          6.09%
------------------------------------------------------------------------------------------

The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Select Fund gained 10% in the quarter reducing the calendar year loss to 12%. The S&P 500 lost 22% for the year, making 2002 the worst year for the stock market since 1974. In 2000 and 2001, despite the market declining a total of 20%, we were able to grow our value by 59%. In those two years, the large capitalization stocks and technology stocks that dominated the market averages declined sharply in price. However, the rest of the market, which is what most of our portfolio was selected from, generally increased in value. But in 2002, nearly three-quarters of the stocks in the S&P 500 declined. It was nearly impossible to overcome the market decline with good stock selection. Fortunately, we enter 2003 with lower valuation levels which we feel increases the probability of good returns ahead.

We neither added nor eliminated any stocks during the quarter. The changes were limited to position size changes. As previously discussed, we took advantage of negative mis-information about H&R Block to increase our position at favorable prices. On the flip side, we sold almost a quarter of our Sprint position, because of the eighty percent increase off its October low.

The Sprint sale is an instructive example of how we manage the portfolio for both pre-tax and after-tax returns. When Sprint stock fell from April through October, we felt it was becoming more attractive so we added several million shares to our position. As the stock rallied this quarter, its relative attractiveness decreased, and we sold several million shares. These incremental purchases and sales were nicely additive to our pre-tax returns. Even better, from a tax perspective, instead of selling the shares we bought in the summer, we sold shares we bought in the prior year and realized a taxable loss on the sale. Because of transactions like the Sprint example, The Oakmark Select Fund has a realized loss carry-forward that will be used to reduce or eliminate future taxable distributions.

Best wishes,


/s/ William C. Nygren                                  /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA                                 HENRY R. BERGHOEF, CFA
Portfolio Manager                                      Portfolio Manager
bnygren@oakmark.com                                    berghoef@oakmark.com

January 6, 2003

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED)

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.0%

OTHER CONSUMER GOODS & SERVICES--13.0%
    H&R Block, Inc.                                                    9,359,800     $    376,263,960
    Mattel, Inc.                                                       8,470,500          162,210,075
                                                                                     ----------------
                                                                                          538,474,035

CABLE SYSTEMS & SATELLITE TV--4.1%
    AOL Time Warner Inc.                                              13,000,000     $    170,300,000

INFORMATION SERVICES--7.2%
    The Dun & Bradstreet corporation(a)                                4,534,900     $    156,408,701
    Moody's Corporation                                                3,409,000          140,757,610
                                                                                     ----------------
                                                                                          297,166,311

PUBLISHING--4.0%
    Knight-Ridder, Inc.                                                2,606,500     $    164,861,125

RESTAURANTS--4.9%
    Yum! Brands, Inc(a)                                                8,472,000     $    205,191,840

RETAIL--10.9%
    The Kroger Co.(a)                                                 11,175,700     $    172,664,565
    Office Depot, Inc.(a)                                             10,326,200          152,414,712
    Toys 'R' Us, Inc.(a)                                              12,698,500          126,985,000
                                                                                     ----------------
                                                                                          452,064,277

BANK & THRIFTS--17.8%
    Washington Mutual, Inc.                                           21,351,400     $    737,263,842

INVESTMENT MANAGEMENT--2.9%
    Stilwell Financial Inc(b)                                          9,173,000     $    119,891,110

HEALTH CARE SERVICES--4.0%
    IMS Health Incorporated                                           10,392,000     $    166,272,000

PHARMACEUTICALS--3.4%
    Chiron Corporation(a)                                              3,809,400     $    143,233,440

TELECOMMUNICATIONS--3.7%
    Sprint Corporation                                                10,727,500     $    155,334,200

COMPUTER SERVICES--6.7%
    First Data Corporation                                             5,578,800     $    197,545,308
    Electronic Data Systems Corporation                                4,301,500           79,276,645
                                                                                     ----------------
                                                                                          276,821,953

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.0% (CONT.)

OFFICE EQUIPMENT--4.1%
    Xerox Corporation(a)                                              21,047,700     $    169,433,985

OIL & NATURAL GAS--4.3%
    Burlington Resources Inc.                                          4,201,800     $    179,206,770

    TOTAL COMMON STOCKS (COST: $3,276,249,599)                                          3,775,514,888

SHORT TERM INVESTMENTS--9.5%

U.S. GOVERNMENT BILLS--6.7%
    United States Treasury Bills, 1.17% - 1.48%
      due 1/9/2003 - 5/15/2003                                   $   280,000,000     $    279,352,102

    TOTAL U.S. GOVERNMENT BILLS (COST: $279,324,547)                                      279,352,102

REPURCHASE AGREEMENTS--2.8%
    IBT Repurchase Agreement, 1.00% due 1/2/2003,
      repurchase price $114,006,333 collateralized by
      U.S. Government Agency Securities                          $   114,000,000     $    114,000,000
    IBT Repurchase Agreement, 1.00% due 1/2/2003,
      repurchase price $2,670,163 collateralized by a
      U.S. Government Agency Security                                  2,670,015            2,670,015

    TOTAL REPURCHASE AGREEMENT (COST: $116,670,015)                                       116,670,015
                                                                                     ----------------

    TOTAL SHORT TERM INVESTMENTS (COST: $395,994,562)                                     396,022,117

    Total Investments (Cost $3,672,244,161)--100.5%                                  $  4,171,537,005
    Other Liabilities In Excess Of Other Assets--(0.5%)                                   (20,821,002)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  4,150,716,003
                                                                                     ================

(a) Non-income producing security.
(b) Effective January 2, 2003, Stilwell Financial Inc changed its name to Janus Capital Group Inc.

THE OAKMARK SMALL CAP FUND

    REPORT FROM JAMES P. BENSON AND CLYDE S. McGREGOR, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON]    [PHOTO OF CLYDE S. McGREGOR]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/02) AS COMPARED TO THE RUSSELL 2000 INDEX(14)

             THE OAKMARK SMALL CAP FUND     RUSSELL 2000
Oct-1995              $  10,000               $  10,000
Dec-1995              $  10,330               $  10,695
Mar-1996              $  11,460               $  11,241
Jun-1996              $  12,470               $  11,803
Sep-1996              $  13,250               $  11,843
Dec-1996              $  14,440               $  12,459
Mar-1997              $  15,220               $  11,815
Jun-1997              $  17,660               $  13,730
Sep-1997              $  20,340               $  15,774
Dec-1997              $  20,290               $  15,245
Mar-1998              $  21,732               $  16,779
Jun-1998              $  20,467               $  15,997
Sep-1998              $  14,976               $  12,774
Dec-1998              $  17,620               $  14,857
Mar-1999              $  16,069               $  14,051
Jun-1999              $  18,205               $  16,237
Sep-1999              $  16,558               $  15,210
Dec-1999              $  16,224               $  18,015
Mar-2000              $  15,974               $  19,292
Jun-2000              $  15,926               $  18,562
Sep-2000              $  18,014               $  18,768
Dec-2000              $  16,937               $  17,471
Mar-2001              $  17,816               $  16,335
Jun-2001              $  21,218               $  18,688
Sep-2001              $  18,026               $  14,788
Dec-2001              $  21,391               $  17,906
Mar-2002              $  24,014               $  18,619
Jun-2002              $  22,369               $  17,064
Sep-2002              $  17,445               $  13,412
Dec-2002              $  18,595               $  14,238

                                                 AVERAGE ANNUAL TOTAL RETURNS(5)

                                               (AS OF 12/31/02)
                                                                       SINCE
                             TOTAL RETURN                            INCEPTION
                            LAST 3 MONTHS*     1-YEAR     5-YEAR     (11/1/95)
------------------------------------------------------------------------------
OAKMARK SMALL CAP FUND               6.60%     -13.07%     -1.73%         9.03%
Russell 2000                         6.16%     -20.48%     -1.36%         5.05%
S&P Small Cap 600(15)                4.91%     -14.63%      2.44%         8.67%
Lipper Small Cap
Value Index(16)                      5.62%     -11.20%      2.81%         9.00%
------------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

During the fourth calendar quarter of 2002 stocks generally rose and this trimmed full year losses. For the fourth quarter, stocks rebounded in value as the S&P 500(2) Index rose by over 8% and the Russell 2000 Index climbed by more than 6%. For the full year, however, the Russell 2000 was down by over 20%. Your Fund gained approximately 7% during the past three months, bringing the full calendar year return to a decline of 13%. While we are pleased we can report that our 2002 results were over 7% better than the Russell 2000, our absolute returns were disappointing.

THE BENEFIT OF THINKING LONG TERM

Many commentators have recently discussed the sad state of the stock market and they often leave the impression that investors should perhaps look to other asset classes for their investment dollars. They point out that this is the first time in 61 years that the Dow Jones Industrial Average(1) has declined for three consecutive years or that the NASDAQ Index(4) is down over 67% since January 1, 2000. During the past three years, the Russell 2000 Index added to investors' misery by declining by about 21%. This clearly outperformed the NASDAQ, but an absolute decline of this magnitude is still painful.

Despite the headwind of generally declining stock prices, your Fund was able to achieve a 15% increase over the past three years as our analysts identified above average investments for your Fund. The collective goal of our analytical team is to find attractive investments that we believe are undervalued. While we employ several different modeling techniques to estimate a company's private market value, perhaps our biggest advantage is that we think in terms of several years--not weeks or months--for our anticipated holding period for an investment. The currently depressed environment for stock valuations is being met with glee, not despair, by our analysts since investing is always a forward looking exercise. We believe the combination of lower stock prices, a growing gross domestic product, rising productivity and accommodative fiscal and monetary policy bodes well for stocks over the next several years. Our future outlook, while tempered by global political problems, is generally upbeat and we view the current environment as a good entry point to invest for the long term.

CAN PATIENCE IMPROVE INVESTMENT PERFORMANCE?

The ability to see the future clearly is obviously impossible, yet that is our daily goal. If we can correctly discern a future trend or event before most other investors, then we have the potential to enjoy a significant gain or perhaps avoid a large loss. However, correctly identifying a future event is only part of the process--the second critical step in this process is to determine which companies will be aided and which companies may be hurt by the event. Lastly, once the aforementioned items have been identified, the timing of any investment action needs to be considered.

An example of our thought process is our investment in Surebeam. This company is a leader in food processing safety. Their patented electron beam technology eliminates many food borne pathogens such as E. coli, Listeria Monocytogenes and Salmonella from meats, fruits, vegetables and spices. We believe this technology, which only costs a few cents per pound, has the possibility of becoming an industry standard much like pasteurization became a standard for milk several decades ago. We believe the value of Surebeam's technology more than covers the current stock price even if Surebeam is unable to grow beyond a niche provider. However, if their process becomes a de facto standard, Surebeam has the potential to grow into a very large company and we would expect its stock to do very well as a result. Exactly when this will happen is uncertain, as the food processing industry has historically been slow to adopt new technologies. This is where our patient, long term view comes into play since we are not looking for just one good quarter, but rather a management team that can successfully grow a business for many years. Surebeam's technology is approved for use by the U.S. government for many types of food, thus regulatory approval is one large hurdle that has already been overcome. Adoption of Surebeam meat products (especially ground beef) by grocery stores began to grow rapidly in the fourth quarter of 2002 and we believe this growth will continue into 2003. While we do not know exactly when the stock market will begin to reflect our estimated value of Surebeam, we do expect that patience is likely to be a profitable virtue.

PORTFOLIO UPDATE

During the past quarter we sold four stocks from your Fund's portfolio while we added two new companies. The stocks sold were IDEXX Laboratories, Sensient Technologies, Teekay Shipping and Pathmark Stores. IDEXX, Sensient and Teekay had been good performers for the Fund and we elected to sell these positions so that we could reinvest the proceeds into stocks that we believe sell at a larger discount to value. We sold Pathmark as we became concerned about the deteriorating fundamental outlook for this regional grocery store chain.

During the fourth quarter we initiated positions in DoubleClick Inc. and Triarc Companies. We believe both of these companies are robust financially since they possess large amounts of net cash on their balance sheets. In Triarc's case, net cash per share exceeded our purchase price, thus we effectively bought their operations (consisting principally of the Arby's restaurant chain) for nothing. While we remain somewhat surprised that we can occasionally buy companies with decent operations for less than the net cash on their balance sheet, we intend to continue investing in situations such as these until the stock market takes away these opportunities.

DoubleClick is a provider of software tools to online advertisers that help these companies plan, execute and analyze online advertising, email marketing and database marketing. DoubleClick's stock trades at only a modest premium to the firm's almost $4 per share in net cash, yet DoubleClick has built a leading online advertising software business that generates approximately $300 million in annual revenues. While revenues at DoubleClick have been under pressure in recent quarters reflecting the soft economy, we believe customized online marketing is a very cost effective way for companies to reach their target audience. Therefore, we believe DoubleClick is likely to be successful over time and their strong cash position should help them weather the economic slowdown in good shape.

CONCLUSION

We would like to thank all of our shareholders for your ongoing interest in and your support of The Oakmark Small Cap Fund. We wish everyone a happy, healthy and prosperous New Year!


/s/ James P. Benson                                    /s/ Clyde S. McGregor

JAMES P. BENSON, CFA                                   CLYDE S. McGREGOR, CFA
Portfolio Manager                                      Portfolio Manager
jbenson@oakmark.com                                    mcgregor@oakmark.com

January 2, 2003

[SIDENOTE]

                                   HIGHLIGHTS

   - Investing is a forward-looking exercise, and our analysts believe the depressed environment for stock valuations offers ample opportunity.

   - Of all the techniques we employ to determine private market value, our biggest advantage is thinking in terms of years, not weeks or months, for our holding period.

   - During the quarter, four stocks were sold and two new companies added.

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED)

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3%

FOOD & BEVERAGE--6.6%
  Ralcorp Holdings, Inc.(a)                                              579,000       $   14,556,060
  Del Monte Foods Company(a)                                           1,230,000            9,471,000
                                                                                       --------------
                                                                                           24,027,060

HOUSEHOLD PRODUCTS--3.5%
  Tupperware Corporation                                                 850,000       $   12,818,000

OTHER CONSUMER GOODS & SERVICES--5.7%
  Department 56, Inc.(a)                                                 760,000       $    9,804,000
  Callaway Golf Company                                                  475,000            6,293,750
  Central Parking Corporation                                            250,000            4,715,000
                                                                                       --------------
                                                                                           20,812,750
SECURITY SYSTEMS--2.8%
  Checkpoint Systems, Inc.(a)                                            968,300       $   10,012,222

APPAREL--3.6%
  Oakley, Inc.(a)                                                        900,000       $    9,243,000
  R.G. Barry Corporation(a)                                              900,000            3,690,000
                                                                                       --------------
                                                                                           12,933,000
AUTOMOBILE RENTALS--1.9%
  Dollar Thrifty Automotive Group, Inc.(a)                               325,000       $    6,873,750

BUILDING MATERIALS & CONSTRUCTION--3.5%
  Insituform Technologies, Inc., Class A(a)                              750,000       $   12,787,500

EDUCATIONAL SERVICES--3.3%
  ITT Educational Services, Inc.(a)(b)                                   509,500       $   11,998,725

HOTELS & MOTELS--1.8%
  Prime Hospitality Corp.(a)                                             810,000       $    6,601,500

INFORMATION SERVICES--3.3%
  eFunds Corporation(a)                                                1,327,600       $   12,094,436

MARKETING SERVICES--0.8%
  DoubleClick Inc.(a)                                                    429,400       $    2,430,404
  Grey Global Group Inc.                                                   1,000              611,100
                                                                                       --------------
                                                                                            3,041,504
RESTAURANTS--0.9%
  Triarc Companies, Inc.(a)                                              125,000       $    3,280,000

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3% (CONT.)

RETAIL--2.5%
  ShopKo Stores, Inc.(a)                                                 740,000       $    9,213,000

BANK & THRIFTS--6.2%
  BankAtlantic Bancorp, Inc., Class A                                  1,000,000       $    9,450,000
  People's Bank of Bridgeport, Connecticut                               360,000            9,050,400
  PennFed Financial Services, Inc.                                       150,000            4,072,500
                                                                                       --------------
                                                                                           22,572,900
INSURANCE--3.3%
  The PMI Group, Inc.                                                    400,000       $   12,016,000

OTHER FINANCIAL--2.6%
  NCO Group, Inc.(a)                                                     600,000       $    9,570,000

REAL ESTATE--4.8%
  Catellus Development Corporation(a)                                    650,000       $   12,902,500
  Trammell Crow Company(a)                                               495,000            4,455,000
                                                                                       --------------
                                                                                           17,357,500
MEDICAL PRODUCTS--6.6%
  Hanger Orthopedic Group, Inc.(a)                                       950,000       $   12,492,500
  CONMED Corporation(a)                                                  350,000            6,856,500
  Sybron Dental Specialties, Inc.(a)                                     300,000            4,455,000
                                                                                       --------------
                                                                                           23,804,000
PHARMACEUTICALS--3.6%
  Pharmaceutical Resources Inc(a)                                        424,300       $   12,644,140
  Elan Corporation plc(a)(c)                                             115,000              282,900
                                                                                       --------------
                                                                                           12,927,040
COMPUTER SERVICES--2.8%
  CIBER, Inc.(a)                                                       1,805,000       $    9,295,750
  Interland, Inc.(a)                                                     600,000              780,000
                                                                                       --------------
                                                                                           10,075,750
COMPUTER SOFTWARE--6.9%
  Sybase Inc(a)                                                          800,000       $   10,720,000
  MSC.Software Corp.(a)                                                1,272,100            9,820,612
  Mentor Graphics Corporation(a)                                         587,000            4,613,820
                                                                                       --------------
                                                                                           25,154,432
COMPUTER SYSTEMS--1.3%
  Optimal Robotics Corp., Class A(a)(d)                                  763,500       $    4,581,000

DATA STORAGE--1.8%
  Imation Corp.(a)                                                       182,000       $    6,384,560

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------

COMMON STOCKS--95.3% (CONT.)

OFFICE EQUIPMENT--3.2%
  InFocus Corporation(a)                                               1,000,000       $    6,160,000
  MCSi, Inc.(a)                                                        1,125,000            5,343,750
                                                                                       --------------
                                                                                           11,503,750
INSTRUMENTS--0.3%
  Measurement Specialties, Inc.(a)                                       550,000       $    1,155,000

MACHINERY & INDUSTRIAL PROCESSING--4.7%
  SureBeam Corporation, Class A(a)                                     4,000,000       $   16,160,000
  Columbus McKinnon Corporation(a)                                       254,800              973,591
                                                                                       --------------
                                                                                           17,133,591
OTHER INDUSTRIAL GOODS & SERVICES--0.7%
  Integrated Electrical Services, Inc.(a)                                650,000       $    2,502,500

CHEMICALS--1.0%
  H.B. Fuller Company                                                    140,000       $    3,623,200

OIL & NATURAL GAS--5.3%
  St. Mary Land & Exploration Company                                    350,000       $    8,750,000
  Cabot Oil & Gas Corporation                                            250,000            6,195,000
  Berry Petroleum Company                                                250,000            4,262,500
                                                                                       --------------
                                                                                           19,207,500

  TOTAL COMMON STOCKS (COST: $377,510,896)                                                346,062,170

SHORT TERM INVESTMENTS--5.3%

U.S. GOVERNMENT BILLS--2.8%
  United States Treasury Bills, 1.08% - 1.155%                      $ 10,000,000       $    9,998,640
    due 1/2/2003 - 1/9/2003

  TOTAL U.S. GOVERNMENT BILLS (COST: $9,998,640)                                            9,998,640

REPURCHASE AGREEMENTS--2.5%
  IBT Repurchase Agreement, 1.00% due 1/2/2003,
    repurchase price $8,000,444 collateralized by
    U.S. Government Agency Securities                               $  8,000,000       $    8,000,000
  IBT Repurchase Agreement, 1.00% due 1/2/2003,
    repurchase price $1,234,236 collateralized by a
    U.S. Government Agency Security                                    1,234,167            1,234,167

  TOTAL REPURCHASE AGREEMENT (COST: $9,234,167)                                             9,234,167
                                                                                       --------------
  TOTAL SHORT TERM INVESTMENTS (COST: $19,232,807)                                         19,232,807

  Total Investments (Cost $396,743,703)--100.6%                                        $  365,294,977

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                                      SHARES SUBJECT TO CALL         MARKET VALUE
-----------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%

EDUCATIONAL SERVICES--0.0%
  ITT Educational Services, Inc., January 25 Calls                       (40,000)      $      (11,000)
  ITT Educational Services, Inc., January 22.50 Calls                    (50,000)             (75,000)
                                                                                       --------------
                                                                                              (86,000)

  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
    $(130,196))--0.0%                                                                  $      (86,000)
  Other Liabilities In Excess Of Other Assets--(0.6%)                                      (2,063,746)
                                                                                       --------------
  TOTAL NET ASSETS--100%                                                               $  363,145,231
                                                                                       ==============

(a) Non-income producing security.
(b) A portion of this security has been segregated to cover written option contracts.
(c) Represents an American Depository Receipt.
(d) Represents a foreign domiciled corporation.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR]    [PHOTO OF EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/02) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(17)

               THE OAKMARK         LIPPER
                EQUITY AND        BALANCED
               INCOME FUND       FUND INDEX
Oct-1995        $  10,000         $  10,000
Dec-1995        $  10,240         $  10,473
Mar-1996        $  10,500         $  10,707
Jun-1996        $  11,040         $  10,925
Sep-1996        $  11,110         $  11,213
Dec-1996        $  11,805         $  11,840
Mar-1997        $  12,153         $  11,895
Jun-1997        $  13,430         $  13,178
Sep-1997        $  14,810         $  14,024
Dec-1997        $  14,941         $  14,243
Mar-1998        $  16,233         $  15,370
Jun-1998        $  16,320         $  15,599
Sep-1998        $  15,191         $  14,701
Dec-1998        $  16,792         $  16,392
Mar-1999        $  16,792         $  16,655
Jun-1999        $  18,457         $  17,402
Sep-1999        $  17,518         $  16,682
Dec-1999        $  18,119         $  17,863
Mar-2000        $  18,924         $  18,396
Jun-2000        $  18,886         $  18,174
Sep-2000        $  20,761         $  18,535
Dec-2000        $  21,723         $  18,290
Mar-2001        $  22,621         $  17,374
Jun-2001        $  24,445         $  17,984
Sep-2001        $  23,751         $  16,621
Dec-2001        $  25,635         $  17,698
Mar-2002        $  26,708         $  17,805
Jun-2002        $  25,855         $  16,628
Sep-2002        $  23,640         $  14,986
Dec-2002        $  25,087         $  15,807

                                                 AVERAGE ANNUAL TOTAL RETURNS(5)

                                        (AS OF 12/31/02)
                                                             SINCE
                          TOTAL RETURN                     INCEPTION
                         LAST 3 MONTHS*  1-YEAR   5-YEAR   (11/1/95)
--------------------------------------------------------------------
OAKMARK EQUITY AND                6.12%   -2.14%   10.91%      13.68%
INCOME FUND
S&P 500(2)                        8.44%  -22.10%   -0.59%       7.63%
Lehman Govt./
Corp. Bond(18)                    1.73%   11.04%    7.61%       7.52%
Lipper Balanced
Fund Index                        5.47%  -10.69%    2.10%       6.59%
--------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

"The fixity of a habit is generally in direct proportion to its absurdity."

                                                                          Proust

OUR RESULTS

The Oakmark Equity and Income Fund increased 6% for the quarter ended December 31, bringing the calendar year loss to 2%. For the calendar year 2002, the Fund outperformed both the market averages and our primary benchmark, the Lipper Balanced Fund Index, which lost 11% during the year. Suffice it to say that we are not pleased with this result. We appreciate all too well that it is absolute positive returns that preserve and grow your capital. Over time we have achieved that growth and compounding of capital for our long-term investors. Rest assured that it remains our goal and primary focus for both you and ourselves.

ENOUGH MISERY TO GO AROUND

Not too long ago, Queen Elizabeth II of Great Britain, in her annual address, spoke about the prior year having been an "annus horribilis" or terrible year. In retrospect, it certainly was that for the markets. Last year was the worst year for stock mutual funds since 1974. If you were looking for a place to hide, they were few and far between. The New York Times fourth quarter Mutual Funds Report cites statistics from Morningstar showing only two fund groups, real estate and gold funds, had positive returns for the year. The New York Times also cites information from Lipper indicating that more than 96% of equity funds finished the year in the red. According to Morgan Stanley research, seventy-five per cent of all stocks in the S&P 500 Index declined in 2002, every single sector in the S&P 500 declined for the year, and style (value or growth) or market capitalization (large or small) made no difference in terms of carnage.

A great deal of time, effort, and newsprint is now being devoted to trying to identify the culprits to blame for this watershed year of investment debacles. The "usual suspects" now include greedy managements fixated on short-term returns, investment bankers and their in-house analysts, the accounting profession, overworked and understaffed regulatory bodies, and governmental leaders in both the legislative and executive branches who were more than willing to accept the largesse flowing into their political action committees from any source when the bulls were running through Main Street U.S.A.

We would like to suggest something radical. In our own way all of us share some culpability for letting unreasonable expectations and an unwillingness to confront the reality of the history of long-term returns from stocks, bonds, and bills in this country blind us to where we were in investment time (or as Pogo would put it, "We have met the enemy and he is us"). Specifically, five consecutive years of returns in the stock market in this country in excess of 19% led people to expect this as the "new" norm, rather than focus on the fact that each successive year was another statistical outlier more than two standard deviations beyond the historic norm. Thus when regression to the mean began, it was first met with disbelief and ultimately shell-shock.

We again refer you to the excellent data compiled by Professor Ibbotson and Ibbotson Associates that describes in detail long-term returns from various asset classes in this country. What we suggest you will find is that long-term returns on stocks, excluding inflation, probably fall in a range of from 7 to 10% on average. A typical balanced fund with a 60% equity/40% fixed-income allocation, again excluding inflation, will probably show an average return of from 6 to 8%. When returns fall outside those bands, the causes of such deviation should be examined.

WILL GODOT EVER SHOW UP?

There is a scene in Beckett's "Waiting for Godot" where one of the characters, almost in despair, laments, "Nothing ever changes. Everything is always the same." We have to confess that we worry on occasion that many of you will get bored with a certain sameness in these reports, as we relate what we are doing and what if anything we are doing differently. In some respects it would certainly be easier to write these reports if we paid a great deal of attention to macroeconomic forecasting and grand themes (we don't), for then we could regale you with charts, graphs, interesting bits of gossip, and many of the other everyday facets of what passes for the investment research process at some firms. Well, nothing has changed. We remain focused on selecting individual stocks to invest in which ideally we would like to buy at 60% of our assessment of intrinsic value, where the business value is growing and the managements actually think and act like shareholders and stewards of capital. And if we ever tell you that something has changed in terms of philosophy or implementation, you should question us on it.

In practical terms, during the quarter we initiated positions in Concord EFS Inc., Laboratory Corporation of America, Omnicare, Inc., and Textron when these businesses were available, however briefly, at prices that met our criteria. In particular, one business which met our criteria and which we were able to purchase was Laboratory Corporation of America, the #2 independent medical lab testing company in the country. The quality and competitive position of the business had already begun to intrigue us when it suddenly became available at a very attractive price when the market reacted to an earnings shortfall pre-announcement and the stock sold off more than 40%. The business should benefit over time from continued outsourcing and as consolidation in the industry allow the larger companies to bring to bear the benefits of scale.

Also of benefit, will be the demographics of an aging population--we do tend to be tested more as we get older. And, the number and type of tests will increase as genetic discoveries revolutionize medical science with new non-invasive diagnostic tests replacing or supplementing previously invasive (and with some degree of risk) procedures for detecting diseases such as colon and other types of cancer. Finally, this is a business with certain barriers to entry given the Laboratory Corporation's huge number of contractual managed care relationships in place.

We would also like to discuss briefly the sale of one investment, namely our holding in Legacy Hotel REIT. Legacy is a Canadian hotel real estate investment trust whose primary assets are the former Canadian Pacific urban hotels in Canada. Many of those hotels are unique in both history and setting, and they have been well maintained over time. In many Canadian cities such as Toronto there are effective competitive barriers to entry in the form of taxes, zoning, and a lack of available land. Post-September 11th, we had the opportunity to take a position in the company at an attractive price relative to business value. Since that time both Canada's hotels in general and Legacy's portfolio in particular, had statistically outperformed the American competition in terms of occupancy and REVPAR (revenue per available room) growth. Legacy was also in the position of having first right of refusal to acquire other Canadian Pacific hotel and resort assets if they were to be sold. We were pleased when they exercised those rights, acquiring irreplaceable assets such as The Empress Hotel in Victoria, BC and Le

[SIDENOTE]

                                   HIGHLIGHTS

   - Seventy-five percent of all stocks in the S&P 500 declined in 2002; the carnage caught every market sector, investment style, and market capitalization.

   - During the quarter we initiated new positions in five companies, including Laboratory Corporation of America, the #2 independent medical lab testing company.

   - We will sell holdings if they violate our core investment tenets; one such sale this past quarter was the result of our assessment of management's shareholder orientation.

Chateau Frontenac in Quebec City, Quebec. We were also enthusiastic when Legacy indicated it was considering at some point in the future the acquisition of another irreplaceable asset, namely Le Chateau Whistler. While this was a small position relative to the overall portfolio, the competitive position of the properties, the growing business value, and management's apparent shareholder focus all met our investment criteria. All of that changed in the last quarter when management (which is also the management of Fairmont Hotels) announced their first acquisition of a U.S. property in Washington, DC. One, we (and many other shareholders) found the price being paid to be excessive, especially as management seemed to be overly optimistic about the dilution entailed and the competitive potential of the property. Two, it changed the basic nature of the investment. Three, it appeared to us that management was not acting in the best interest of Legacy's shareholders. Accordingly, after considering our options, we exited our position at a small loss. We will do the same thing, whenever our assessment of management's shareholder orientation proves to be incorrect as indicated by both action, explanation, and our independent assessment of same.

THE FUTURE

One of Mark Twain's more entertaining essays was about the variability and unpredictability of the weather in New England. We feel the same way about the markets. The good news is that recognizing that neither we (nor anyone else that we know of) have any special skill in this regard, we don't devote any time to it, preferring to continue our search for business values that meet our investment criteria. Rest assured that still is the primary focus of our daily activities (and we also tremendously enjoy doing it). We are grateful to you, our shareholders and partners, for entrusting us with your capital to manage and your patience.


/s/ Clyde S. McGregor                                  /s/ Edward A. Studzinski

CLYDE S. McGREGOR, CFA                                 EDWARD A. STUDZINSKI, CFA
Portfolio Manager                                      Portfolio Manager
mcgregor@oakmark.com                                   estudzinski@oakmark.com

January 6, 2003

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED)

NAME                                                                   SHARES HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.2%

COMMON STOCKS--56.7%

FOOD & BEVERAGE--0.1%
    UST Inc.(a)                                                            100,000   $      3,343,000

BROADCASTING & PUBLISHING--0.8%
    Gemstar-TV Guide International Inc.(a)                               7,000,000   $     22,750,000

CABLE SYSTEMS & SATELLITE TV--1.7%
    General Motors Corporation, Class H
      (Hughes Electronics Corporation)(a)                                4,392,300   $     46,997,610

INFORMATION SERVICES--2.3%
    Ceridian Corporation(a)                                              4,294,600   $     61,928,132

MARKETING SERVICES--1.0%
    The Interpublic Group of Companies, Inc.                             2,050,000   $     28,864,000

RECREATION & ENTERTAINMENT--0.9%
    International Game Technology(a)                                       345,000   $     26,192,400

RETAIL--4.4%
    J.C. Penney Company, Inc.                                            2,200,000   $     50,622,000
    BJ's Wholesale Club, Inc.(a)                                         2,275,000         41,632,500
    Office Depot, Inc.(a)                                                1,980,000         29,224,800
                                                                                     ----------------
                                                                                          121,479,300
INSURANCE--3.0%
    SAFECO Corporation                                                   2,200,000   $     76,274,000
    RenaissanceRe Holdings Ltd.(b)                                         150,000          5,940,000
    PartnerRe, Ltd.(b)                                                      25,000          1,295,500
                                                                                     ----------------
                                                                                           83,509,500
OTHER FINANCIAL--0.9%
    GATX Corporation                                                     1,050,000   $     23,961,000

REAL ESTATE--1.7%
    Catellus Development Corporation(a)                                  2,031,500   $     40,325,275
    Hospitality Properties Trust                                           200,000          7,040,000
                                                                                     ----------------
                                                                                           47,365,275

HEALTH CARE SERVICES--2.4%
    Caremark Rx, Inc.(a)                                                 2,795,300   $     45,423,625
    IMS Health Incorporated                                              1,050,000         16,800,000
    Omnicare, Inc.                                                         125,000          2,978,750
                                                                                     ----------------
                                                                                           65,202,375

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                                                   SHARES HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.2% (CONT.)

MANAGED CARE SERVICES--2.7%
    First Health Group Corp.(a)                                          3,000,000   $     73,050,000

MEDICAL CENTERS--2.9%
    Laboratory Corporation of America Holdings(a)                        3,400,000   $     79,016,000

MEDICAL PRODUCTS--4.1%
    Guidant Corporation(a)                                               1,750,000   $     53,987,500
    Apogent Technologies Inc.(a)                                         1,750,000         36,400,000
    Techne Corporation(a)                                                  525,000         14,998,200
    Edwards Lifesciences Corporation(a)                                    275,000          7,004,250
                                                                                     ----------------
                                                                                          112,389,950
PHARMACEUTICALS--2.3%
    Watson Pharmaceuticals, Inc.(a)                                      2,225,000   $     62,900,750

COMPUTER SERVICES--0.4%
    Concord EFS, Inc.(a)                                                   647,900   $     10,197,946

COMPUTER SOFTWARE--5.0%
    Synopsys, Inc.(a)(c)                                                 2,000,000   $     92,300,000
    Novell, Inc.(a)                                                      8,000,000         26,720,000
    Mentor Graphics Corporation(a)                                       2,500,000         19,650,000
                                                                                     ----------------
                                                                                          138,670,000
COMPUTER SYSTEMS--1.1%
    The Reynolds and Reynolds Company, Class A                           1,164,000   $     29,647,080

AEROSPACE & DEFENSE--3.4%
    Honeywell International, Inc.                                        2,100,000   $     50,400,000
    Rockwell Collins, Inc.                                               1,882,900         43,796,254
                                                                                     ----------------
                                                                                           94,196,254
AGRICULTURAL EQUIPMENT--0.1%
    Alamo Group Inc.                                                       141,900   $      1,738,275

DIVERSIFIED CONGLOMERATES--0.3%
    Textron, Inc.                                                          215,000   $      9,242,850

INSTRUMENTS--1.7%
    Varian Inc.(a)                                                       1,599,400   $     45,886,786

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

                                                                      SHARES HELD/
NAME                                                                     PAR VALUE       MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.2% (CONT.)

MACHINERY & INDUSTRIAL PROCESSING--2.9%
    Rockwell Automation International Corporation                        2,075,000   $     42,973,250
    Cooper Industries, Ltd.                                              1,000,000         36,450,000
                                                                                     ----------------
                                                                                           79,423,250
TRANSPORTATION SERVICES--0.1%
    Nordic American Tanker Shipping Limited(b)                             154,900   $      2,097,346

AGRICULTURAL OPERATIONS--2.4%
    Monsanto Company                                                     3,500,000   $     67,375,000

FORESTRY PRODUCTS--2.0%
    Plum Creek Timber Company, Inc.                                      2,309,644   $     54,507,598

OIL & NATURAL GAS--6.1%
    Burlington Resources Inc.                                            2,000,000   $     85,300,000
    XTO Energy, Inc.                                                     1,528,000         37,741,600
    St. Mary Land & Exploration Company                                  1,044,300         26,107,500
    Cabot Oil & Gas Corporation                                            750,000         18,585,000
                                                                                     ----------------
                                                                                          167,734,100
    TOTAL COMMON STOCKS (COST: $1,519,431,772)                                          1,559,665,777

CONVERTIBLE BONDS--0.5%

CABLE SYSTEMS & SATELLITE TV--0.5%
    EchoStar Communications Corporation,
      4.875% due 1/1/2007                                         $     15,000,000   $     13,293,750

    TOTAL CONVERTIBLE BONDS (COST: $12,326,085)                                            13,293,750

    TOTAL EQUITY AND EQUIVALENTS (COST: $1,531,757,857)                                 1,572,959,527

FIXED INCOME--36.3%

PREFERRED STOCKS--0.1%

BANK & THRIFTS--0.1%
    Pennfed Capital Trust, Preferred, 8.90%                                 27,500   $        694,100
    BBC Capital Trust I, Preferred, 9.50%                                   19,964            501,895
    Fidelity Capital Trust I, Preferred, 8.375%                             43,500            436,305
                                                                                     ----------------
                                                                                            1,632,300
TELECOMMUNICATIONS--0.0%
    MediaOne Finance Trust III, Preferred, 9.04%                            20,000   $        494,000

    TOTAL PREFERRED STOCKS (COST: $2,048,387)                                               2,126,300

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                                                     PAR VALUE       MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--36.3% (CONT.)

CORPORATE BONDS--1.6%

BROADCASTING & PROGRAMMING--0.5%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture      $     12,900,000   $     13,567,291

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                    $        750,000   $        742,500

CABLE SYSTEMS & SATELLITE TV--0.1%
    CSC Holdings Inc., 7.875% due 12/15/2007                      $      3,000,000   $      2,883,750

HOTELS & MOTELS--0.2%
    HMH Properties, 7.875% due 8/1/2005, Senior Note Series A     $      3,450,000   $      3,398,250
    Park Place Entertainment, 7.00% due 7/15/2004, Senior Notes          2,750,000          2,782,059
                                                                                     ----------------
                                                                                            6,180,309
RETAIL--0.5%
    The Gap, Inc., 6.90% due 9/15/2007                            $      9,187,000   $      8,957,325
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes             4,900,000          4,483,500
    Ugly Duckling Corporation, 12.00% due 10/23/2003,
      Subordinated Debenture                                               650,000            585,000
                                                                                     ----------------
                                                                                           14,025,825
MEDICAL PRODUCTS--0.2%
    CONMED Corporation, 9.00% due 3/15/2008                       $      5,610,000   $      5,834,400

MACHINERY & INDUSTRIAL PROCESSING--0.1%
    Columbus McKinnon Corporation New York,
      8.50% due 4/1/2008                                          $      3,000,000   $      2,160,000

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005             $        500,000   $        510,000

    TOTAL CORPORATE BONDS (COST: $43,531,697)                                              45,904,075

GOVERNMENT AND AGENCY SECURITIES--34.6%

CANADIAN GOVERNMENT BONDS--0.4%
    Canada Government, 3.50% due 6/1/2004                         $     15,000,000   $      9,569,719

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                                                     PAR VALUE       MARKET VALUE
-----------------------------------------------------------------------------------------------------
GOVERNMENT AND AGENCY SECURITIES--34.6% (CONT.)

U.S. GOVERNMENT NOTES--33.5%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                           $    243,725,250   $    263,946,890
    United States Treasury Notes, 5.75% due 11/15/2005                 150,000,000        165,814,500
    United States Treasury Notes, 3.50% due 11/15/2006                 150,000,000        156,093,750
    United States Treasury Notes, 1.875% due 9/30/2004                 125,000,000        125,874,000
    United States Treasury Notes, 3.375% due 1/15/2012,
      Inflation Indexed                                                 66,363,700         72,543,820
    United States Treasury Notes, 7.875% due 11/15/2004                 25,000,000         27,917,000
    United States Treasury Notes, 5.25% due 5/15/2004                   25,000,000         26,333,000
    United States Treasury Notes, 2.875% due 6/30/2004                  25,000,000         25,552,725
    United States Treasury Notes, 3.00% due 2/29/2004                   25,000,000         25,498,050
    United States Treasury Notes, 3.00% due 1/31/2004                   25,000,000         25,464,850
    United States Treasury Notes, 7.25% due 8/15/2004                    5,000,000          5,469,335
                                                                                     ----------------
                                                                                          920,507,920
U.S. GOVERNMENT AGENCIES--0.7%
    Federal Home Loan Mortgage Corporation,
      3.75% due 11/26/2007                                        $     10,000,000   $     10,165,630
    Fannie Mae, 3.875% due 9/7/2004                                      5,000,000          5,023,440
    Federal Home Loan Bank, 5.10% due 12/26/2006                         2,035,000          2,110,041
    Federal Home Loan Bank, 3.875% due 12/15/2004                        1,000,000          1,040,222
    Federal Home Loan Bank, 3.625% due 6/13/2007                           485,000            487,192
                                                                                     ----------------
                                                                                           18,826,525

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $915,244,610)                           948,904,164

    TOTAL FIXED INCOME (COST: $960,824,694)                                               996,934,539

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

                                                                  PAR VALUE/SHARES
NAME                                                               SUBJECT TO CALL       MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.0%

U.S. GOVERNMENT BILLS--4.2%
    United States Treasury Bills, 1.17% - 1.33%(c)                $    115,000,000   $    114,946,215
      due 1/2/2003 - 2/6/2003
    TOTAL U.S. GOVERNMENT BILLS (COST: $114,940,234)                                      114,946,215

REPURCHASE AGREEMENTS--2.8%
    IBT Repurchase Agreement, 1.00% due 1/2/2003,
      repurchase price $70,003,889 collateralized by
      U.S. Government Agency Securities                           $     70,000,000   $     70,000,000
    IBT Repurchase Agreement, 1.00% due 1/2/2003,
      repurchase price $6,233,995 collateralized by
      U.S. Government Agency Securities                                  6,233,649          6,233,649
                                                                                     ----------------
    TOTAL REPURCHASE AGREEMENT (COST: $76,233,649)                                         76,233,649

    TOTAL SHORT TERM INVESTMENTS (COST: $191,173,883)                                     191,179,864

    Total Investments (Cost $2,683,756,434)--100.5%                                  $  2,761,073,930

CALL OPTIONS PURCHASED--0.0%

RETAIL--0.0%
    Office Depot, Inc., April 17.50 Calls                                  150,000   $         75,000

    TOTAL CALL OPTIONS PURCHASED (COST: $76,000)                                     $         75,000

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

                                                           SHARES SUBJECT TO CALL/
NAME                                                         SHARES SUBJECT TO PUT       MARKET VALUE
-----------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%

COMPUTER SOFTWARE--0.0%
    Synopsys, Inc., January 50 Calls                                      (300,000)  $       (135,000)

    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
      $(233,993))--0.0%                                                              $       (135,000)

PUT OPTIONS WRITTEN--0.0%

RETAIL--0.0%
    Office Depot, Inc., January 15 Puts                                   (150,000)  $       (112,500)

COMPUTER SOFTWARE--0.0%
    Synopsys, Inc., January 45 Puts                                       (300,000)  $       (375,000)

    TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED:
      $(1,273,471))--0.0%                                                            $       (487,500)
    Foreign Currencies (Cost $19)--0.0%                                                            19
    Other Liabilities In Excess Of Other Assets--(0.5%)                                   (12,865,882)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  2,747,660,567
                                                                                     ================

(a) Non-income producing security.
(b) Represents a foreign domiciled corporation.
(c) A portion of this security has been segregated to cover written option contracts.

THE OAKMARK GLOBAL FUND

    REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF GREGORY L. JACKSON]    [PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/02) AS COMPARED TO THE MSCI WORLD INDEX(19)

             THE OAKMARK GLOBAL FUND   MSCI WORLD INDEX
Aug-1999             $ 10,000              $ 10,000
Sep-1999             $  9,180              $  9,883
Dec-1999             $  9,981              $ 11,550
Mar-2000             $ 10,061              $ 11,668
Jun-2000             $ 10,381              $ 11,255
Sep-2000             $ 10,922              $ 10,689
Dec-2000             $ 11,562              $ 10,028
Mar-2001             $ 11,480              $  8,739
Jun-2001             $ 13,289              $  8,959
Sep-2001             $ 11,071              $  7,676
Dec-2001             $ 13,880              $  8,335
Mar-2002             $ 15,387              $  8,364
Jun-2002             $ 14,372              $  7,601
Sep-2002             $ 11,828              $  6,204
Dec-2002             $ 13,587              $  6,678

                                                 AVERAGE ANNUAL TOTAL RETURNS(5)

                                              (AS OF 12/31/02)
                                                                    SINCE
                              TOTAL RETURN                        INCEPTION
                             LAST 3 MONTHS*   1-YEAR     3-YEAR    (8/4/99)
---------------------------------------------------------------------------
OAKMARK GLOBAL FUND                  14.87%    -2.11%     10.82%       9.40%(7)
MSCI World                            7.64%   -19.89%    -16.66%     -11.13%
Lipper Global Fund Index(20)          6.05%   -18.65%    -14.40%      -7.54%
---------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund had a strong quarter, gaining 15% for the three-month period ending December 31, 2002. This quarter's results compare favorably with the 8% increase for the MSCI World Index and the 6% increase for the Lipper Global Fund Index.

For the calendar year 2002, The Oakmark Global Fund lost 2%, compared to the significant declines of 20% and 19% for the MSCI World Index and the Lipper Global Fund Index, respectively. Most importantly, since inception the Fund has returned 9% annualized compared to sizable declines in the above indices.

ANOTHER INTERESTING YEAR

This has been a very volatile year--has there been any other kind since the Fund's inception? This year saw wild share price swings around the globe: the US market hit lows not seen since 1996, the German and UK markets retreated to mid 1990's levels, and Japan, almost inconceivably, hit even lower lows with the Nikkei(21) retreating to levels not seen since the early 1980's.

Investor panic reached a crescendo this September, when underlying business performance became completely irrelevant to share price performance. A number of our holdings which were negatively impacted rebounded strongly in the Fourth Quarter, most importantly Ericsson, Vivendi Universal, and Novell.

During trying times its often heartening to remember a very positive attribute of volatile markets and wild swings in investor sentiment: opportunity. Greater volatility usually creates greater gaps between share prices and underlying business value. Long-term investors, in short, should welcome short-term volatile markets for the better opportunity they create.

Where are we finding the most interesting opportunities? We have found a group of investments, formerly classified as "growth" stocks, that we think represent tremendous value. Many are blue-chip names we traditionally have not owned because the market values them so highly. These stocks include Vivendi Universal (France), LM Ericsson (Sweden), Grupo Televisa (Mexico), GlaxoSmithKline (UK), Liberty Media, First Data Corporation and Interpublic Group (all US-based). These holdings help illustrate our belief that there are not two separate and distinct buckets of growth stocks and value stocks--any company with a superior growth rate can be a value stock given the right price.

SIGNIFICANT PERFORMERS

For the second straight year, ITT Educational was the single biggest positive contributor to the Fund's NAV.(22) As a reminder we have owned ITT

Educational on three different occasions. We first began buying ITT Educational in the fall of 1999 at an average price of about $6.50 and sold the majority of the position in the spring of 2001 at an average price of about $17.50. We repurchased ITT Educational after the September 11th attack in 2001 at an average price of about $13.50 and sold the position in the spring of 2002 at an average price of roughly $27.50. Lastly, we again purchased shares in ITT Educational Services in the fall of 2002 at an average price of roughly $17 and the stock is currently trading for roughly $24 per share. Luckily, market volatility has continued to provide us opportunities to own this fine company.

The Fund's history with ITT Educational illustrates some key aspects of our philosophy and our process. First, it demonstrates our strict adherence to a buy and sell discipline based solely on our calculation of a firm's intrinsic value. Our holding period for an investment is simply the length of time it takes for price and value to converge. Another important point this stock highlights is our desire to own businesses that are growing value per share. Our target sell prices for ITT Educational have ascended over the past three years, a reflection of the superb job management has done in building business value. Finally, this example underscores that in our research process we try to always remain current on our appraisals of businesses we believe have superior attributes, hoping that at some point price weakness will allow us to own them on our price terms.

Other strong performers for the year included Hite Brewery and Lotte Chilsung Beverage (both located in Korea), Cytyc Corp and First Health Group (both US healthcare companies), Somerfield (UK supermarket chain), Ansell (global medical and consumer products company located in Australia), and Hunter Douglas (Netherlands).

The single largest negative contributor for the calendar year was Swedish telecommunications equipment giant LM Ericsson. Through the first nine-months of the year the market continued to punish the share price for the slow-down in infrastructure spending, ignoring the significant cost reduction programs implemented by management. The stock recovered strongly during the Fourth Quarter as overriding pessimism gave way to recognition of tremendous undervaluation. While we can't predict when the turn in order flow will happen, we do believe that with their tremendous mobile infrastructure franchise, Ericsson is well positioned to benefit from the increase in capital spending that will occur.

Other significant negative contributors were Gemstar-TV Guide and Efunds, both US companies. Regarding Gemstar, we clearly overestimated the quality of the business and the prior management team. The former management team has been replaced, and a new team lead by CEO Jeff Shell, formerly of News Corporation (which owns 43% of Gemstar), is now in place. Going forward, we view Jeff's job as restoring the core TV Guide franchise and expanding the Interactive Program Guide and other interactive assets such as TV Games Network. Gemstar remains a cheap company, trading for less than 8 times our estimate 2002 cashflow.

Efunds is currently the fund's largest position. While the stock price performed poorly in 2002 due to some management missteps, we believe Efunds now has a strong management team led by Paul Walsh and a solid business outlook. Efunds participates in many fast growing areas of the economy including debit card processing and security screening brought about by the new Patriot Act. We believe Efunds remains undervalued, trading at about half of our appraised value for the company. With a strong new management team and exciting secular growth prospects, we believe Efunds has a bright future.

LOOKING AHEAD

Given the attractive prices and the quality level of the businesses currently held in the portfolio, we remain quite excited about the future prospects for The Oakmark Global Fund. Thank you for your continued confidence and support.


/s/ Gregory L. Jackson                                /s/ Michael J. Welsh

GREGORY L. JACKSON                                    MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                     Portfolio Manager
gjackson@oakmark.com                                  mwelsh@oakmark.com

January 6, 2003

[SIDENOTE]

                                   HIGHLIGHTS

   - Greater volatility creates greater gaps between prices and underlying value, creating long-term opportunity.

   - We have found value in former "growth" stocks--blue-chip names we traditionally haven't owned.

   - This year saw wild price swings around the globe with many countries hitting recent lows, including the U.S., Germany, the U.K. and Japan.

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--DECEMBER 31, 2002 (UNAUDITED)

[CHART]

                 % OF FUND EQUITY
                 MARKET VALUE
---------------------------------
UNITED STATES                46.5%

EUROPE                       37.8%
  Great Britain              11.3%
* Italy                       7.0%
* France                      5.6%
* Netherlands                 4.4%
  Switzerland                 3.6%
  Sweden                      3.2%
* Germany                     2.7%

PACIFIC RIM                   9.1%
Japan                         6.1%
Australia                     1.9%
Korea                         1.1%

LATIN AMERICA                 5.1%
Mexico                        5.1%

OTHER                         1.5%
Israel                        1.5%

* Euro currency countries comprise 19.7% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED)

NAME                                    DESCRIPTION                         SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.7%

FOOD & BEVERAGE--3.4%
    Diageo plc (Great Britain)          Beverages, Wines, & Spirits
                                          Manufacturer                          518,900        $   5,637,745
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)                 Soft Drinks, Juices & Sports
                                          Drinks Manufacturer                     4,800            2,266,346
                                                                                               -------------
                                                                                                   7,904,091

HOUSEHOLD PRODUCTS--2.5%
    Henkel KGaA (Germany)               Consumer Chemical Products
                                          Manufacturer                          104,700        $   5,737,266

AUTOMOBILES--1.6%
    Ducati Motor Holding S.p.A.
      (Italy)(a)                        Motorcycle Manufacturer               1,933,500        $   3,639,826

BROADCASTING & PROGRAMMING--6.2%
    Liberty Media Corporation, Class A
      (United States)(a)                Broadcast Services &
                                          Programming                           950,000        $   8,493,000
    Grupo Televisa S.A.
      (Mexico)(a)(b)                    Television Production &
                                          Broadcasting                          207,600            5,798,268
                                                                                               -------------
                                                                                                  14,291,268

BROADCASTING & PUBLISHING--1.0%
    Gemstar-TV Guide
      International Inc.
      (United States)(a)                Electronic Program
                                          Guide Services                        700,000        $   2,275,000

EDUCATIONAL SERVICES--3.4%
    ITT Educational Services, Inc.
      (United States)(a)(c)             Postsecondary Degree Programs           333,300        $   7,849,215

HOME FURNISHINGS--4.0%
    Hunter Douglas N.V.
      (Netherlands)                     Window Coverings Manufacturer           309,800        $   9,275,973

HUMAN RESOURCES--3.7%
    Michael Page International
      plc (Great Britain)               Recruitment Consultancy
                                          Services                            4,786,500        $   8,436,264

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                    DESCRIPTION                         SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.7% (CONT.)

INFORMATION SERVICES--9.8%
    eFunds Corporation
      (United States)(a)                Electronic Debit
                                          Payment Services                    1,550,000        $  14,120,500
    Ceridian Corporation
      (United States)(a)                Data Management Services                600,000            8,652,000
                                                                                               -------------
                                                                                                  22,772,500

MARKETING SERVICES--5.0%
    The Interpublic Group
      of Companies, Inc.
      (United States)                   Advertising & Marketing Services        825,000        $  11,616,000

RETAIL--3.7%
    Bulgari S.p.A. (Italy)              Jewelry Manufacturer & Retailer       1,394,000        $   6,608,048
    Somerfield plc
      (Great Britain)                   Food Retailer                         1,403,000            1,930,820
                                                                                               -------------
                                                                                                   8,538,868

BANK & THRIFTS--5.8%
    U.S. Bancorp
      (United States)(c)                Commercial Bank                         265,000        $   5,623,300
    Banco Popolare
      di Verona e
      Novara Scrl (Italy)               Commercial Bank                         387,200            4,316,588
    Washington Mutual, Inc.
      (United States)(c)                Thrift                                  100,000            3,453,000
                                                                                               -------------
                                                                                                  13,392,888

FINANCIAL SERVICES--1.5%
    Credit Suisse Group
      (Switzerland)(a)                  Investment Services & Insurance         158,100        $   3,428,509

OTHER FINANCIAL--2.9%
    Daiwa Securities
      Group Inc. (Japan)                Stock Broker                          1,512,000        $   6,709,532

MANAGED CARE SERVICES--4.2%
    First Health Group Corp.
      (United States)(a)                Health Benefits Company                 400,000        $   9,740,000

MEDICAL PRODUCTS--1.7%
    Ansell Limited
      (Australia)(a)                    Protective Rubber &
                                          Plastics Products                     934,000        $   3,940,663

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                    DESCRIPTION                         SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.7% (CONT.)

PHARMACEUTICALS--3.4%
    GlaxoSmithKline plc
      (Great Britain)                   Pharmaceuticals                         404,800        $   7,747,121

TELECOMMUNICATIONS EQUIPMENT--2.9%
    Telefonaktiebolaget LM
      Ericsson, Class B
      (Sweden)(a)                       Mobile & Wired
                                          Telecommunications Products         9,400,000        $   6,594,595

COMPUTER SERVICES--5.3%
    First Data Corporation
      (United States)                   Data Processing & Management            175,000        $   6,196,750
    Meitec Corporation
      (Japan)                           Software Engineering Services           246,800            6,026,608
                                                                                               -------------
                                                                                                  12,223,358

COMPUTER SOFTWARE--8.3%
    Novell, Inc.
      (United States)(a)                Network & Internet
                                          Integration Software                3,150,000        $  10,521,000
    Synopsys, Inc.
      (United States)(a)                Electronic Design Automation            185,000            8,537,750
                                                                                               -------------
                                                                                                  19,058,750

AIRPORT MAINTENANCE--2.1%
    Grupo Aeroportuario
      del Sureste S.A. de C.V.
      (Mexico)(b)                       Airport Operator                        419,000        $   4,923,250

DIVERSIFIED CONGLOMERATES--5.1%
    Vivendi Universal SA
      (France)                          Multimedia                              729,500           11,774,321

INSTRUMENTS--1.5%
    Orbotech, Ltd.
      (Israel)(a)                       Optical Inspection Systems              225,000        $   3,095,775
    Waters Corporation
      (United States)(a)                Chromatography Equipment                 25,000              544,500
                                                                                               -------------
                                                                                                   3,640,275

CHEMICALS--1.7%
    Givaudan (Switzerland)              Fragrance & Flavor
                                          Compound Manufacturer                   8,970        $   4,020,095

    TOTAL COMMON STOCKS (COST: $210,142,669)                                                     209,529,628

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                    DESCRIPTION                           PAR VALUE         MARKET VALUE
------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.7%

U.S. GOVERNMENT BILLS--5.2%
    United States Treasury Bills,
      1.08% - 1.09% due
      1/2/2003 - 1/16/2003                                                 $ 12,000,000        $  11,997,748

    TOTAL U.S. GOVERNMENT BILLS
      (COST: $11,997,748)                                                                         11,997,748

REPURCHASE AGREEMENTS--4.5%
    IBT Repurchase Agreement, 1.00%
      due 1/2/2003, repurchase
      price $8,000,444 collateralized
      by a U.S. Government Agency
      Security                                                                8,000,000        $   8,000,000
    IBT Repurchase Agreement, 1.00%
      due 1/2/2003, repurchase
      price $2,347,176 collateralized
      by a U.S. Government Agency
      Security                                                                2,347,046            2,347,046
                                                                                               -------------
    TOTAL REPURCHASE AGREEMENT
      (COST: $10,347,046)                                                                         10,347,046

    TOTAL SHORT TERM INVESTMENTS
      (COST: $22,344,794)                                                                         22,344,794
    Total Investments
      (Cost $232,487,463)--100.4%                                                              $ 231,874,422

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

                                                                       SHARES SUBJECT TO CALL/
NAME                                    DESCRIPTION                     SHARES SUBJECT TO PUT   MARKET VALUE
------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%

EDUCATIONAL SERVICES--0.0%
    ITT Educational Services, Inc.,
      January 25 Calls
      (United States)                   Postsecondary Degree Programs      $     (7,300)       $      (2,008)
    ITT Educational Services, Inc.,
      April 25 Calls
      (United States)                   Postsecondary Degree Programs           (80,000)            (110,000)
                                                                                                    (112,008)

    TOTAL CALL OPTIONS WRITTEN
      (PREMIUMS RECEIVED:
      $(128,606))--0.0%                                                                        $    (112,008)

PUT OPTIONS WRITTEN--(0.1%)

COMPUTER SOFTWARE--(0.1%)
    Synopsys, Inc., January 45
      Puts (United States)              Electronic Design Automation            (97,500)       $    (121,875)

    TOTAL PUT OPTIONS WRITTEN
      (PREMIUMS RECEIVED:
      $(264,790))--(0.1%)                                                                      $    (121,875)

    Other Liabilities In Excess Of
      Other Assets--(0.3%)                                                                          (700,364)
                                                                                               -------------
    TOTAL NET ASSETS--100%                                                                     $ 230,940,175
                                                                                               =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) A portion of this security has been segregated to cover written option contracts.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,

Your funds have ended the year on a positive note. Though they both generated negative returns for the calendar year, the 4th calendar quarter showed a nice turnaround generating gains for The Oakmark International and Oakmark International Small Cap Funds of 9% and 8%, respectively. This compares favorably to the lessor gains in the various indices, as noted in each Funds' respective letter. More importantly, our medium and long-term performance has been outstanding. The Oakmark International Fund is up 10% per annum since its inception in 1992. Oakmark International Small Cap is up 7% per annum since its inception in 1995. Both compare very favorably to the relative indices and peer groups.

IT'S BEEN A VERY UNIQUE TIME....

Please consider for a moment what has happened over the last few years:

   - a massive implosion of equity market values around the world, with most major markets touching multi-year lows in the Third Quarter 2002, and with the Japanese market hitting the level of the early 1980's;

   - a terrorist attack that has cost the economy and the global insurance industry billions of dollars,

   - the persistent threat of war;

   - an extremely contentious presidential election in The United States;

   - a number of corporate chieftains around the globe fired or forced to resigned because of poor corporate performance; and,

   - corporate governance and fraud scandals that were instrumental in the bankruptcies of major US firms in the tech, telecom and energy sectors.

..... AND YET...

The Global economy actually grew in 2002 and at an acceptable rate. The United States ended the year growing at 3-4%, and Asia is growing 5% plus. Though Germany and Japan are still sick, the rest of Europe is doing better. While we all feared the outcome of the Brazilian election, Luiz Inacio Lula da Silva ("Lula"), Brazil's newly elected leader, seems at this point to be very pragmatic and in a good position to solve some of Brazil's problems. Brazil is Latin America's largest and most important economy. A possibility of a turnaround could spur growth for the entire region.

The point is that the economic resilience we are seeing is setting the stage for corporate earnings and share prices to recover around the globe. The world has sustained some major shocks and has handled them exceptionally well. We believe that the large increases in productivity spurred on by new technology, low interest rates and sound monetary policy as well as the continued development of the world's largest country, China, are partly behind this resilience. With share prices at attractive valuations all over the globe we cannot help being anything but enthusiastic about international equity prospects in the next few years.

OUR STOCKS.....

As we do every December, we will discuss the individual stocks that had the greatest impact on each of the Funds' NAVs(22) during the past twelve months. Please see the specific fund write-up for details.

GOING FORWARD

We remain focused on identifying strong absolute return opportunities currently being created by short-term volatility in the markets. We continue to find lots of companies, across countries and industries, that meet our strict investment criteria.

Finally, we thank our loyal shareholders who continue to place their trust and hard earned savings with us. We will continue to work hard to deliver strong results.


/s/ David G. Herro                                    /s/ Michael J. Welsh

DAVID G. HERRO, CFA                                   MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                     Portfolio Manager
dherro@oakmark.com                                    mwelsh@oakmark.com

January 6, 2003

[SIDENOTE]

                                   HIGHLIGHTS

   - The global economy actually grew in 2002 at an acceptable rate: the U.S. at 3 - 4% and Asia at 5% plus. And while Germany and Japan are still sick, the rest of Europe is doing better.

   - Large increases in productivity spurred on by new technology, low interest rates, and sound monetary policy are partly behind economic resilience.

   - With global share prices at attractive valuations, we are enthusiastic about international equity prospects in the coming years.

THE OAKMARK INTERNATIONAL FUND

    REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]    [PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/02) COMPARED TO THE MSCI WORLD EX U.S. INDEX(23)

                THE OAKMARK        MSCI WORLD
             INTERNATIONAL FUND   EX U.S. INDEX
Sep-1992          $ 10,000          $ 10,000
Dec-1992          $ 10,043          $  9,628
Mar-1993          $ 11,890          $ 10,766
Jun-1993          $ 12,300          $ 11,834
Sep-1993          $ 13,387          $ 12,562
Dec-1993          $ 15,424          $ 12,729
Mar-1994          $ 15,257          $ 13,133
Jun-1994          $ 14,350          $ 13,748
Sep-1994          $ 15,278          $ 13,830
Dec-1994          $ 14,026          $ 13,664
Mar-1995          $ 13,563          $ 13,924
Jun-1995          $ 14,749          $ 14,060
Sep-1995          $ 15,507          $ 14,631
Dec-1995          $ 15,193          $ 15,222
Mar-1996          $ 17,021          $ 15,681
Jun-1996          $ 18,383          $ 15,937
Sep-1996          $ 18,347          $ 15,950
Dec-1996          $ 19,450          $ 16,268
Mar-1997          $ 20,963          $ 16,016
Jun-1997          $ 22,700          $ 18,094
Sep-1997          $ 23,283          $ 18,027
Dec-1997          $ 20,097          $ 16,637
Mar-1998          $ 22,994          $ 19,083
Jun-1998          $ 20,253          $ 19,233
Sep-1998          $ 16,322          $ 16,404
Dec-1998          $ 18,688          $ 19,759
Mar-1999          $ 21,258          $ 20,070
Jun-1999          $ 25,728          $ 20,650
Sep-1999          $ 23,896          $ 21,535
Dec-1999          $ 26,065          $ 25,277
Mar-2000          $ 26,012          $ 25,416
Jun-2000          $ 27,856          $ 24,530
Sep-2000          $ 27,306          $ 22,663
Dec-2000          $ 29,324          $ 21,897
Mar-2001          $ 26,763          $ 18,825
Jun-2001          $ 29,437          $ 18,629
Sep-2001          $ 23,728          $ 16,062
Dec-2001          $ 27,819          $ 17,212
Mar-2002          $ 31,006          $ 17,310
Jun-2002          $ 30,315          $ 16,923
Sep-2002          $ 23,365          $ 13,603
Dec-2002          $ 25,465          $ 14,492

                                                 AVERAGE ANNUAL TOTAL RETURNS(5)

                                             (AS OF 12/31/02)
                                                                         SINCE
                          TOTAL RETURN                                 INCEPTION
                         LAST 3 MONTHS*   1-YEAR    5-YEAR   10-YEAR   (9/30/92)
--------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND                              8.99%    -8.46%     4.85%     9.75%       9.54%
MSCI World ex. U.S.               6.54%   -15.80%    -2.72%     4.17%       3.68%
MSCI EAFE(3)                      6.45%   -15.94%    -2.89%     4.00%       3.50%
Lipper International
Fund Index(24)                    6.64%   -13.83%    -1.64%     5.55%       5.28%
--------------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Fund was up 9% for the quarter, compared with 7% gains in the MSCI World ex-US and the Lipper International Fund indices.

Over the past twelve month's your Fund has generated a loss of 8%, relative to the larger declines of 16% in the MSCI World ex-US index and 14% in the Lipper International Fund Index.

IMPACT PLAYERS FOR 2002

Givaudan, the Swiss flavors and fragrances company, generated the largest positive impact on the Fund's NAV(22) during 2002. Givaudan was spun-off from Roche Holdings in 2000, and remained somewhat neglected by investors. That changed this year as management's strong record in both operations and capital allocation was rewarded in the market with a higher share price.

Once again our Korean holdings were among the top performers for the year. Lotte Chilsung Beverage and Kumkang Korea Chemical were near the top in positive contribution to NAV. We have owned both of these companies for over five years and they continue to deliver solid price appreciation. And in our view, they are still cheap.

Somerfield plc, the UK supermarket operator, continued to make slow but sure progress in restructuring their troubled Kwik Save chain. Another solid contributor for the year was Banco Popolare di Verona. High quality management is exceeding expectations in integrating their recent Novara acquisition.

By far the single biggest negative impact on NAV for the year came from Ericsson. As discussed in the Oakmark Global letter, the market continued to punish the stock in 2002 for the slow-down in telecommunication infrastructure spending, ignoring the company's strong market position and the significant headway management has made on cost reductions. The stock has rallied strongly from its low in the third quarter, contributing significantly to fourth quarter performance, and we continue to believe Ericsson is very well positioned to benefit from any return in telecommunications capital spending.

Another negative contributor was Unibanco, the Brazilian retail bank. The share price remains under pressure due to concerns about the new Brazilian government. We have sold our entire position as we found better risk-reward opportunities in a number of other financial services companies, all of which had significant share price declines. While still cheap, we felt companies such as Credit Suisse Group, BNP-Paribas, Daiwa Securities and San Paolo IMI are all more attractive at current prices than Unibanco.

Orbotech, the Israeli optical inspection specialist, was another negative contributor as a slump in electronics and technology spending hurt short-term results. We remain confident about the company's long-term prospects and the large gap between business value and the current market price.

Finally, another loser for the Fund was Cordiant Communications. As long-term shareholders will remember, we made significant profits on our first go-round with this company but, unfortunately, not this time. Though Cordiant remains statistically cheap, we believe increasing our ownership in Publicis Groupe, a much stronger French advertising holding company, and Aegis, the UK-based global media buyer, provides superior risk-reward opportunities in this sector.

LOOKING FORWARD

We remain optimistic based on the large number of attractive absolute return opportunities in the portfolio. We thank you for your continued confidence.


/s/ David G. Herro                                    /s/ Michael J. Welsh

DAVID G. HERRO, CFA                                   MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                     Portfolio Manager
dherro@oakmark.com                                    mwelsh@oakmark.com

January 6, 2003

THE OAKMARK INTERNATIONAL FUND

GLOBAL DIVERSIFICATION--DECEMBER 31, 2002 (UNAUDITED)

[CHART]

                % OF FUND EQUITY
                MARKET VALUE
--------------------------------
EUROPE                      77.2%
  Great Britain             22.7%
* France                    16.9%
* Netherlands               10.2%
  Sweden                     8.4%
  Switzerland                6.2%
* Italy                      4.1%
* Germany                    3.9%
* Finland                    2.5%
* Greece                     2.3%

PACIFIC RIM                 17.2%
Japan                        7.3%
Korea                        4.6%
Australia                    3.0%
Hong Kong                    1.7%
Singapore                    0.6%

LATIN AMERICA                3.9%
Mexico                       3.7%
Brazil                       0.1%
Panama                       0.1%

OTHER                        1.7%
Israel                       1.7%

* Euro currency countries comprise 39.9% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED)

NAME                                  DESCRIPTION                         SHARES HELD      MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1%

FOOD & BEVERAGE--8.0%
  Diageo plc (Great Britain)          Beverages, Wines,&
                                        Spirits Manufacturer              4,491,700      $   48,801,422
  Pernod-Ricard SA (France)           Manufactures Wines,
                                        Spirits,& Fruit Juices              323,300          31,295,319
  Fomento Economico
    Mexicano S.A. de C.V.
    (Mexico)(b)                       Soft Drink & Beer Manufacturer        706,800          25,741,656
  Lotte Chilsung
    Beverage Co., Ltd.
    (Korea)                           Soft Drinks, Juices & Sports
                                        Drinks Manufacturer                  49,700          23,466,127
  Cadbury Schweppes plc
    (Great Britain)                   Beverage & Confectionary
                                        Manufacturer                      1,468,000           9,168,024
                                                                                         --------------
                                                                                            138,472,548

HOUSEHOLD PRODUCTS--2.4%
  Henkel KGaA (Germany)               Consumer Chemical
                                        Products Manufacturer               755,000      $   41,371,877

OTHER CONSUMER GOODS & SERVICES--1.0%
  Swatch Group AG
    (Switzerland)                     Watch Manufacturer                    202,300      $   16,816,900

APPAREL--0.2%
  Fila Holding S.p.A
    (Italy)(a)(b)                     Athletic Footwear & Apparel         2,947,380      $    3,890,542

AUTOMOBILES--1.4%
  Bayerische Motoren
    Werke (BMW) AG
    (Germany)                         Luxury Automobile
                                        Manufacturer                        787,200      $   23,875,658

AUTOMOTIVE--3.0%
  Compagnie Generale
    des Etablissements
    Michelin (France)                 Tire Manufacturer                     770,600      $   26,556,359
  Autoliv Inc
    (Sweden)(c)                       Automotive Safety
                                        Systems Manufacturer              1,248,000          25,620,241
                                                                                         --------------
                                                                                             52,176,600

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                      DESCRIPTION                       SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

BROADCASTING & PROGRAMMING--2.0%
  Grupo Televisa S.A.
    (Mexico)(a)(b)                        Television Production &
                                            Broadcasting                      1,145,600      $   31,996,608
  Tokyo Broadcasting
    System, Inc. (Japan)                  Television & Radio
                                            Broadcasting                        157,000           1,972,415
                                                                                             --------------
                                                                                                 33,969,023

BUILDING MATERIALS & CONSTRUCTION--0.9%
  Kumkang Korea Chemical
    Co., Ltd. (Korea)                     Building Materials                    162,140      $   15,994,587

HOME FURNISHINGS--3.0%
  Hunter Douglas N.V.
    (Netherlands)                         Window Coverings
                                            Manufacturer                      1,718,584      $   51,457,520

HUMAN RESOURCES--2.5%
  Michael Page International
    plc (Great Britain)                   Recruitment Consultancy
                                            Services                         24,736,600      $   43,598,554

MARKETING SERVICES--4.7%
  Aegis Group plc
    (Great Britain)                       Media Services                     39,066,900      $   49,205,229
  Publicis Groupe
    (France)                              Advertising & Media Services        1,461,700          30,965,749
                                                                                             --------------
                                                                                                 80,170,978

PUBLISHING--3.0%
  John Fairfax Holdings
    Limited (Australia)                   Newspaper Publisher                27,580,400      $   49,959,440
  Wolters Kluwer NV
    (Netherlands)                         Reference Material Publisher           59,552           1,036,756
                                                                                             --------------
                                                                                                 50,996,196

RETAIL--5.5%
  Giordano International
    Limited (Hong Kong)                   Pacific Rim Clothing
                                          Retailer & Manufacturer            73,240,300      $   28,644,161

  Somerfield plc
    (Great Britain)                       Food Retailer                      17,297,000          23,804,270
  Koninklijke Ahold NV
    (Netherlands)                         Food Retailer                       1,769,000          22,448,389

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                  DESCRIPTION                       SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

RETAIL--5.5% (CONT.)
  Signet Group plc
    (Great Britain)                   Jewelry Retailer                   18,220,500          19,502,932
                                                                                         --------------
                                                                                             94,399,752

BANK & THRIFTS--8.4%
  BNP Paribas SA (France)             Commercial Banking                  1,055,000      $   42,962,725
  Sanpaolo IMI S.p.A.
    (Italy)                           Banking Services                    5,189,500          33,743,426
  Banco Popolare
    di Verona e
    Novara Scrl (Italy)               Commercial Banking                  2,742,200          30,570,628
  Svenska Handelsbanken
    AB (Sweden)                       Commercial Banking                  1,194,000          15,929,155
  United Overseas Bank
    Limited, Foreign Shares
    (Singapore)                       Commercial Banking                  1,426,968           9,706,986
  Kookmin Bank (Korea)                Commercial Banking                    231,168           8,186,043
  Banco Latinoamericano
    de Exportaciones, S.A.,
    ClassE (Panama)(a)(b)             Latin American
                                        Trade Bank                          515,400           2,345,070
                                                                                         --------------
                                                                                            143,444,033

FINANCIAL SERVICES--1.7%
  Credit Suisse Group
    (Switzerland)(a)                  Investment Services &
                                        Insurance                         1,353,500      $   29,351,598

OTHER FINANCIAL--5.4%
  Euronext (Netherlands)              Stock Exchange                      2,125,200      $   46,158,520
  Daiwa Securities
    Group Inc. (Japan)                Stock Broker                       10,310,000          45,750,842
                                                                                         --------------
                                                                                             91,909,362

MEDICAL PRODUCTS--2.1%
  Gambro AB, Class A
    (Sweden)                          Manufacturer of
                                        Dialysis Products                 6,626,500      $   36,962,076

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                  DESCRIPTION                       SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

PHARMACEUTICALS--9.3%
  GlaxoSmithKline plc
    (Great Britain)                   Pharmaceuticals                     3,418,800      $   65,429,487
  Aventis S.A. (France)               Pharmaceuticals                       887,700          48,224,524
  Takeda Chemical
    Industries, Ltd.
    (Japan)                           Pharmaceuticals & Food
                                        Supplements                         739,000          30,864,264
  Novartis AG
    (Switzerland)                     Pharmaceuticals                       408,300          14,889,934
                                                                                         --------------
                                                                                            159,408,209

TELECOMMUNICATIONS--3.9%
  Panafon Hellenic
    Telecom S.A.
    (Greece)                          Mobile Telecommunications           6,717,900      $   38,326,963
  SK Telecom Co., Ltd.
    (Korea)                           Mobile Telecommunications             144,460          27,892,028
  Telemig Celular
    Participacoes S.A.
    (Brazil)                          Mobile Telecommunications       1,806,000,000           1,943,744
                                                                                         --------------
                                                                                             68,162,735

TELECOMMUNICATIONS EQUIPMENT--3.5%
  Telefonaktiebolaget LM
    Ericsson, Class B
    (Sweden)(a)                       Mobile & Wired
                                        Telecommunications Products      84,803,300      $   59,493,977

COMPUTER SERVICES--2.4%
  Meitec Corporation
    (Japan)                           Software Engineering Services       1,711,300      $   41,788,228

AEROSPACE--1.3%
  Rolls-Royce plc
    (Great Britain)                   Aviation & Marine Power            13,102,195      $   22,723,713

AIRPORT MAINTENANCE--0.2%
  Grupo Aeroportuario
    del Sureste S.A. de
    C.V. (Mexico)(b)                  Airport Operator                      242,000      $    2,843,500

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                     DESCRIPTION                      PAR VALUE         MARKET VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

DIVERSIFIED CONGLOMERATES--4.2%
  Vivendi Universal SA
    (France)                             Multimedia                       4,464,900      $    72,064,658
  Haw Par Corporation
    Limited (Singapore)                  Healthcare & Leisure
                                           Products                          58,338              109,637
                                                                                         ---------------
                                                                                              72,174,295

INSTRUMENTS--1.6%
  Orbotech, Ltd.
    (Israel)(a)                          Optical Inspection Systems       2,041,200      $    28,084,871

MACHINERY & INDUSTRIAL PROCESSING--2.4%
  Metso Corporation
    (Finland)                            Paper & Pulp Machinery           3,863,000      $    41,728,609

OTHER INDUSTRIAL GOODS & SERVICES--4.8%
  FKI plc (Great Britain)                Industrial Manufacturing        21,083,000      $    29,438,783
  Chargeurs SA (France)                  Wool, Textile
                                           Production & Trading           1,050,201           28,085,657
  Enodis plc
    (Great Britain)(a)                   Food Processing Equipment       33,585,320           26,488,876
                                                                                         ---------------
                                                                                              84,013,316

TRANSPORTATION SERVICES--2.1%
  Associated British Ports
    Holdings Plc
    (Great Britain)                      Port Operator                    5,698,099      $    36,526,137

CHEMICALS--5.2%
  Akzo Nobel N.V.
    (Netherlands)                        Chemical Producer                1,518,300      $    48,135,747
  Givaudan
    (Switzerland)                        Fragrance & Flavor
                                         Compound Manufacturer               91,000           40,783,577
                                                                                         ---------------
                                                                                              88,919,324

  TOTAL COMMON STOCKS (COST: $1,786,828,661)                                               1,654,724,718

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED)

NAME                                     DESCRIPTION                      PAR VALUE         MARKET VALUE
--------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.8%

U.S. GOVERNMENT BILLS--1.2%
  United States Treasury Bills,
    1.08% -1.20% due
    1/2/2003 - 1/9/2003                                                  $ 20,000,000    $    19,997,267

  TOTAL U.S. GOVERNMENT BILLS
    (COST: $19,997,267)                                                                       19,997,267

REPURCHASE AGREEMENTS--2.6%
  IBT Repurchase Agreement, 1.00%
    due 1/2/2003, repurchase price
    $42,002,333 collateralized by
    U.S. Government Agency Securities                                    $ 42,000,000    $    42,000,000
  IBT Repurchase Agreement, 1.00%
    due 1/2/2003, repurchase price
    $2,449,915 collateralized by a
    U.S. Government Agency Security                                         2,449,779          2,449,779
                                                                                         ---------------

  TOTAL REPURCHASE AGREEMENT
    (COST: $44,449,779)                                                                       44,449,779

  TOTAL SHORT TERM INVESTMENTS
    (COST: $64,447,046)                                                                       64,447,046

  Total Investments
    (Cost $1,851,275,707)--99.9%                                                         $ 1,719,171,764
  Other Assets In Excess Of Other
    Liabilities--0.1%                                                                          1,915,255
                                                                                         ---------------

  TOTAL NET ASSETS--100%                                                                 $ 1,721,087,019
                                                                                         ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Swedish Depository Receipt.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

    REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]    [PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/02) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(23)

              THE OAKMARK
             INTERNATIONAL     MSCI WORLD
             SMALL CAP FUND   EX U.S. INDEX
Oct-1995        $ 10,000         $ 10,000
Dec-1995        $  9,630         $ 10,684
Mar-1996        $ 10,970         $ 11,006
Jun-1996        $ 11,570         $ 11,186
Sep-1996        $ 11,590         $ 11,195
Dec-1996        $ 12,038         $ 11,418
Mar-1997        $ 12,080         $ 11,241
Jun-1997        $ 13,181         $ 12,699
Sep-1997        $ 12,672         $ 12,652
Dec-1997        $  9,642         $ 11,677
Mar-1998        $ 11,429         $ 13,394
Jun-1998        $  9,892         $ 13,499
Sep-1998        $  8,211         $ 11,513
Dec-1998        $ 10,529         $ 13,868
Mar-1999        $ 13,118         $ 14,086
Jun-1999        $ 15,317         $ 14,493
Sep-1999        $ 15,439         $ 15,114
Dec-1999        $ 16,190         $ 17,741
Mar-2000        $ 15,387         $ 17,839
Jun-2000        $ 15,529         $ 17,217
Sep-2000        $ 14,908         $ 15,906
Dec-2000        $ 14,756         $ 15,369
Mar-2001        $ 15,232         $ 13,213
Jun-2001        $ 15,777         $ 13,075
Sep-2001        $ 13,987         $ 11,273
Dec-2001        $ 16,671         $ 12,080
Mar-2002        $ 18,370         $ 12,149
Jun-2002        $ 18,831         $ 11,877
Sep-2002        $ 14,641         $  9,547
Dec-2002        $ 15,818         $ 10,172

                                                 AVERAGE ANNUAL TOTAL RETURNS(5)

                                         (AS OF 12/31/02)
                                                                  SINCE
                          TOTAL RETURN                          INCEPTION
                         LAST 3 MONTHS*   1-YEAR    5-YEAR      (11/1/95)
-------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND                    8.04%    -5.12%    10.40%          6.60%
MSCI World ex. U.S.               6.54%   -15.80%    -2.72%          0.24%
Lipper International
Small Cap Average(25)             2.92%   -12.13%     2.61%          6.27%
-------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Small Cap Fund was up 8% for the quarter, compared with gains in the MSCI World ex-US Index and the Lipper International Small Cap Average, of 7%, and 3%, respectively.

Over the past twelve month's your Fund generated a loss of 5%, relative to the larger declines of 16% in the MSCI World ex-US Index and 12% in the Lipper International Small Cap Average.

IMPACT PLAYERS FOR 2002

Restructuring stories were some of the strongest performers for the Fund in 2002. Australiasia was home to the Fund's two biggest positive contributors to performance. Ansell, the legacy company of restructured conglomerate Pacific Dunlop, provided the biggest single positive contribution to the Fund's NAV.(22) The process of transforming Pacific Dunlop into Ansell was misunderstood and/or ignored by the market, and our analyst Rob Taylor deserves a lot of credit for bringing clarity to a convoluted situation to the Fund's benefit. Fletcher Building of New Zealand was also a very strong performer, as the fruits of a restructuring program instituted by new management became apparent to the market.

Other significant positive contributors were Jarvis Hotels (UK), where management unlocked value hidden in the company's real estate, and Schindler Holding (Switzerland) as the market welcomed moves by the new management including a return of capital.

The stock with the largest single negative impact on Fund performance this year was Bladex, the leader in Latin American trade financing. The share price was devastated by a number of issues including Brazilian worries, the debt crisis in Argentina and a subsequent rights offering needed to preserve the company's credit rating. In short, we underestimated credit risk and overestimated the company's flexibility.

Solvus, the Belgium temporary services provider, was also a very poor performer. A tough competitive environment confirmed that we had overestimated the quality of their business franchise and we have subsequently sold all our shares.

Three European manufacturers had significant, though we believe temporary, negative impacts on the Fund: Gurit-Heberlien, Pfeiffer Vacuum Technology, and Natuzzi. Swiss-based Gurit-Heberlien is in the midst of a restructuring that should eventually highlight the share's undervaluation. Pfeiffer is suffering from the malaise that infects German manufacturing at present, though, unlike most of their peers, the company remains extremely profitable. The share price of Natuzzi, the Italian furniture manufacturer, is suffering from worries about the overall economy and consumer confidence.

LOOKING FORWARD

Given the quality of the holdings and the attractive valuation of the portfolio, we remain quite optimistic regarding long-term appreciation potential. We want to thank you for your continued confidence.


/s/ David G. Herro                                    /s/ Michael J. Welsh

DAVID G. HERRO, CFA                                   MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                     Portfolio Manager
dherro@oakmark.com                                    mwelsh@oakmark.com

January 6, 2003

THE OAKMARK INTERNATIONAL SMALL CAP FUND

GLOBAL DIVERSIFICATION--DECEMBER 31, 2002 (UNAUDITED)

[CHART]

                  % OF FUND EQUITY
                  MARKET VALUE
----------------------------------
EUROPE                        74.7%
  Switzerland                 19.6%
* Italy                       14.5%
* France                      10.5%
  Great Britain                9.2%
  Denmark                      6.9%
* Germany                      4.4%
* Netherlands                  2.9%
  Sweden                       2.9%
* Spain                        2.2%
* Finland                      1.6%

PACIFIC RIM                   20.7%
Australia                      6.8%
New Zealand                    3.9%
Japan                          3.2%
Hong Kong                      2.1%
Singapore                      1.5%
Korea                          1.3%
Philippines                    1.1%
Thailand                       0.8%

LATIN AMERICA                  4.6%
Mexico                         4.6%

* Euro currency countries comprise 36.1% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED)

NAME                                         DESCRIPTION                       SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.7%

FOOD & BEVERAGE--5.3%
   Campari Group
     (Italy)(a)                              Soft Drinks, Wines, &
                                               Spirits Producer                    216,800     $    6,768,775

   Baron De Ley, S.A.
     (Spain)(a)                              Wines & Spirits
                                               Manufacturer                        150,985          4,338,667
   Grupo Continental,
     S.A. (Mexico)                           Soft Drink Manufacturer             2,144,500          3,498,704
   Hite Brewery Co.,
     Ltd. (Korea)                            Brewer                                 57,700          2,388,660
   Alaska Milk
     Corporation
     (Philippines)                           Milk Producer                      49,394,000          2,035,531
                                                                                               --------------
                                                                                                   19,030,337

OTHER CONSUMER GOODS & SERVICES--0.4%
   Royal Doulton plc
     (Great Britain)(a)                      Tableware & Giftware               22,373,000     $    1,530,492

APPAREL--0.3%
   Kingmaker Footwear
     Holdings Limited
     (Hong Kong)                             Athletic Footwear
                                               Manufacturer                      4,395,000     $    1,155,311

AUTOMOBILES--2.6%
   Ducati Motor
     Holding S.p.A
     (Italy)(a)                              Motorcycle Manufacturer             5,177,200     $    9,746,111

BROADCASTING & PROGRAMMING--0.5%
   ABS-CBN Broadcasting
     Corporation
     (Philippines)(a)                        Television & Broadcasting
                                               Operator                          6,569,300     $    1,999,647

BROADCASTING & PUBLISHING--2.6%
   Tamedia AG
     (Switzerland)                           TV Broadcasting & Publishing          176,836     $    9,459,205

BUILDING MATERIALS & CONSTRUCTION--2.6%
   Fletcher Building Limited
     (New Zealand)                           Building Materials
                                               Manufacturer                      5,483,200     $    9,627,046

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                         DESCRIPTION                       SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.7% (CONT.)

HOME FURNISHINGS--2.9%
   Natuzzi S.p.A.
     (Italy)(b)                              Home Furnishings                    1,037,100     $   10,536,936

HUMAN RESOURCES--1.0%
   DIS Deutscher Industrie
     Service AG (Germany)                    Recruitment Consultancy
                                               Services                            239,900     $    3,849,405

INFORMATION SERVICES--3.5%
   Baycorp Advantage
     Limited (Australia)                     Credit Reference Services          12,242,300     $   12,947,383

MARKETING SERVICES--1.9%
   Asatsu-DK, Inc.
     (Japan)                                 Advertising Services Provider         397,700     $    7,049,162

PUBLISHING--3.5%
   Edipresse S.A.
     (Switzerland)                           Newspaper & Magazine
                                               Publisher                            14,274     $    4,746,306
   Recoletos Grupo
     de Comunicacion,
     S.A. (Spain)                            Publisher                             880,000          3,783,890
   Matichon Public
     Company Limited,
     Foreign Shares
     (Thailand)                              Newspaper Publisher                 2,039,500          2,859,554
   VLT AB, Class B
     (Sweden)                                Newspaper Publisher                   178,450          1,498,200
                                                                                               --------------
                                                                                                   12,887,950

RECREATION & ENTERTAINMENT--0.1%
   Konami Sports
     Corporation (Japan)                     Fitness Centers                        21,500     $      425,438

RETAIL--10.0%
   Bulgari S.p.A. (Italy)                    Jewelry Manufacturer & Retailer     3,305,000     $   15,666,857
   Carpetright plc
     (Great Britain)                         Carpet Retailer                     1,289,100         12,169,496
   D.F.S. Furniture
     Company plc
     (Great Britain)                         Furniture Retailer &
                                               Manufacturer                      1,534,200          8,741,847
                                                                                               --------------
                                                                                                   36,578,200

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                         DESCRIPTION                       SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.7% (CONT.)

BANK & THRIFTS--6.0%
   Vontobel Holding AG
     (Switzerland)                           Commercial Banking                    723,686     $   11,404,044
   Jyske Bank A/S
     (Denmark)(a)                            Commercial Banking                    398,500         10,799,611
                                                                                               --------------
                                                                                                   22,203,655

FINANCIAL SERVICES--5.3%
   Van der Moolen
     Holding N.V.
     (Netherlands)                           International Trading Firm            496,100     $   10,665,840
   Julius Baer Holding Ltd.,
     Zurich (Switzerland)                    Asset Management                       39,900          8,652,595
                                                                                               --------------
                                                                                                   19,318,435

OTHER FINANCIAL--2.8%
   JCG Holdings
     Limited (Hong Kong)                     Consumer Finance                   12,851,000     $    6,303,104
   Ichiyoshi Securities
     Co., Ltd. (Japan)                       Stock Broker                        2,480,000          4,176,491
                                                                                               --------------
                                                                                                   10,479,595

MEDICAL PRODUCTS--3.2%
   Ansell Limited
     (Australia)(a)                          Protective Rubber &
                                               Plastics Products                 2,832,925     $   11,952,465

COMPUTER SERVICES--3.5%
   Morse Plc (Great Britain)                 Business & Technology
                                               Solutions                         5,310,900     $   10,899,241
   Sopra Group (France)                      Computer Engineering                   69,127          1,211,424
   Alten (France)(a)                         Systems Consulting &
                                               Engineering                          92,341            677,898
                                                                                               --------------
                                                                                                   12,788,563

COMPUTER SYSTEMS--2.1%
   Lectra (France)(a)                        Manufacturing Process Systems       1,668,500     $    7,909,274

OFFICE EQUIPMENT--4.0%
   Neopost SA (France)(a)                    Mailroom Equipment Supplier           460,400     $   14,823,326

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

NAME                                         DESCRIPTION                       SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.7% (CONT.)

AIRPORT MAINTENANCE--7.5%
   Kobenhavns Lufthavne A/S
     (Copenhagen Airports A/S)
     (Denmark)                               Airport Management &
                                               Operations                          200,600     $   14,440,414
   Grupo Aeroportuario
     del Sureste S.A. de C.V.
     (Mexico)(b)                             Airport Operator                    1,129,000         13,265,749
                                                                                               --------------
                                                                                                   27,706,163

DIVERSIFIED CONGLOMERATES--4.5%
   Pargesa Holding AG
     (Switzerland)                           Diversified Operations                  5,374     $    9,711,580
   Financiere Marc de
     Lacharriere SA
     (Fimalac) (France)                      Diversified Operations                176,200          4,680,724
   Tae Young Corp.
     (Korea)                                 Heavy Construction                     73,000          2,338,856
                                                                                               --------------
                                                                                                   16,731,160

INSTRUMENTS--1.6%
   Vaisala Oyj, Class A
     (Finland)                               Atmospheric Observation
                                               Equipment                           241,000     $    5,808,166

MACHINERY & INDUSTRIAL PROCESSING--6.6%
   Pfeiffer Vacuum
     Technology AG
     (Germany)                               Vacuum Pump
                                               Manufacturer                        599,240     $   12,016,021
   Alfa Laval (Sweden)(a)                    Filtration & Separation
                                               Equipment                         1,133,100          9,122,139
   Carbone Lorraine SA
     (France)                                Electrical Systems
                                               Manufacturer                        119,682          2,793,997
                                                                                               --------------
                                                                                                   23,932,157

OTHER INDUSTRIAL GOODS & SERVICES--4.6%
   Schindler Holding AG
     (Switzerland)                           Elevator & Escalator
                                               Manufacturer                         63,200     $   11,877,982
   GFI Industries SA
     (France)(c)                             Industrial Fastener
                                               Manufacturer                        241,813          5,021,308
                                                                                               --------------
                                                                                                   16,899,290

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2002 (UNAUDITED) CONT.

                                                                              SHARES HELD/
NAME                                         DESCRIPTION                         PAR VALUE       MARKET VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.7% (CONT.)

PRODUCTION EQUIPMENT--3.0%
   Interpump Group
     S.p.A. (Italy)                          Pump & Piston
                                               Manufacturer                      2,330,200     $    9,897,379
   NSC Groupe (France)                       Textile Equipment
                                               Manufacturer                         12,316          1,059,791
                                                                                               --------------
                                                                                                   10,957,170

TRANSPORTATION SERVICES--2.7%
   DelGro Corporation
     Limited (Singapore)                     Bus, Taxi, & Car Leasing            4,380,700     $    5,429,629
   Mainfreight Limited
     (New Zealand)                           Logistics Services                  7,765,726          4,477,019
                                                                                               --------------
                                                                                                    9,906,648

CHEMICALS--4.1%
   Gurit-Heberlein AG
     (Switzerland)                           Chemical Producer                      32,734     $   15,261,985

   TOTAL COMMON STOCKS
     (COST: $403,174,494)                                                                         363,500,675

SHORT TERM INVESTMENTS--1.1%

REPURCHASE AGREEMENTS--1.1%
   IBT Repurchase Agreement, 1.00%
     due 1/2/2003, repurchase price
     $4,151,514 collateralized by a
     U.S. Government Agency Security                                           $ 4,151,283     $    4,151,283

   TOTAL REPURCHASE AGREEMENT
     (COST: $4,151,283)                                                                             4,151,283

   TOTAL SHORT TERM INVESTMENTS
     (COST: $4,151,283)                                                                             4,151,283

   Total Investments
     (Cost $407,325,777)--99.8%                                                                $  367,651,958
   Other Assets In Excess Of
     Other Liabilities--0.2%                                                                          820,601
                                                                                               --------------

   TOTAL NET ASSETS--100%                                                                      $  368,472,559
                                                                                               ==============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Effective January 2, 2003, GFI Industries SA changed its name to LISI.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

 1. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

 2. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

 3. Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. This index is unmanaged and investors cannot actually make investments in this index.

 4. The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ. This index is unmanaged and investors cannot actually make investments in this index.

 5. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

    The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

 6. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

 7. During the period since inception (8/4/99 - 12/31/02), IPOs contributed an annualized 2.51% to the performance of The Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

 8. EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

 9. The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

10. Morningstar is an independent monitor of mutual fund performance. The Oakmark Fund ranked #105 out of 827, #134 out of 482 and #9 out of 162 funds in the Large Cap Value Funds category for one, five and ten years, respectively, as of 12/31/02.

11. After tax returns are presented as supplemental information to comments in the report from the portfolio managers. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. After-tax returns are calculated using the historical individual federal marginal income tax rates in effect at the time of each distribution and assumed sale, but do not reflect the impact of local and state taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred accounts such as 401(k) plans or individual retirement accounts. PAST PERFORMANCE, BEFORE AND AFTER TAXES, CANNOT PREDICT FUTURE INVESTMENT RESULTS.

12. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

13. The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

14. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

15. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations. This index is unmanaged and investors cannot actually make investments in this index.

16. The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

17. The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

18. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices. This index is unmanaged and investors cannot actually make investments in this index.

19. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand, and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

20. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

21. The Nikkei Index is an Index of 225 leading stocks traded on the Tokyo Stock Exchange. This index is unmanaged and investors cannot actually make investments in this index.

22. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

23. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.

24. The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

25. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FAMILY OF FUNDS

    TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Family of Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of 65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

 NAME AND AGE AT SEPTEMBER 30, 2002, POSITIONS HELD WITH THE TRUST, DATE FIRST
   ELECTED OR APPOINTED TO OFFICE, PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS,
                            OTHER DIRECTORSHIPS HELD

TRUSTEE WHO IS AN "INTERESTED PERSON"*

Peter S. Voss, 55, Trustee, 1995
   President and Chief Executive Officer, CDC IXIS Asset Management North America, L.P., formerly known as Nvest Companies, L.P. and its predecessor firms (investment management); Director, Harris Associates, Inc. ("HAI"). Chairman of the Board, AEW Real Estate Income Fund (an closed-end investment company); Chairman of the Board and Chief Executive Officer, CDC Nvest Funds (an open-end investment company--14 portfolios).

TRUSTEES WHO ARE NOT "INTERESTED PERSONS"

Victor A. Morgenstern, 59, Trustee and Chairman of the Board of Trustees, 1991
   Chairman of the Board and Chief Executive Officer, Resolute Advisors (private investment management firm); Principal, Valor Equity Partners, LLC (private equity fund); formerly, Chairman of the Board, HAI, 1996-2000 and President and Chief Executive Officer, prior thereto; Chairman, Harris Partners, L.L.C., 1995-2000, Director, Bio-Sante Pharmaceuticals, Inc.

Michael J. Friduss, 60, Trustee, 1995
   Principal, MJ Friduss & Associates, Inc. (telecommunications consultants). None.

Thomas H. Hayden, 51, Trustee, 1995
   Executive Vice President, Campbell Mithun (advertising and marketing communication agency). None.

Christine M. Maki, 41, Trustee, 1996
   Vice President--Tax, Hyatt Corporation (hotels and resorts). None.

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Allan J. Reich, 54, Trustee, 1993
   Vice Chairman of the law firm D'Ancona & Pflaum LLC. None.

Marv R. Rotter, 56, Trustee, 1996
   Senior Advisor to President and CEO of AXA Advisors, LLC (formerly named Rotter & Associates), since 1999, and General Manager, prior thereto (financial services firm). None.

Burton W. Ruder, 58, Trustee, 1995
   President, The Academy Financial Group (venture capital investment and transaction financing firm); Manager, Cedar Green Associates (real estate management firm). None.

Gary N. Wilner, M.D., 62, Trustee, 1993
   Senior Attending Physician, Evanston Hospital; Medical
   Director--CardioPulmonary Wellness Program, Evanston Hospital Corporation. None.

OFFICERS OF THE TRUST

James P. Benson, 45, Vice President and Portfolio Manager (The Oakmark Small Cap
   Fund), 2000
   Portfolio Manager and Analyst, Harris Associates L.P. ("HALP"), since 1997. None.

Henry R. Berghoef, 53, Vice President and Portfolio Manager (The Oakmark Select
   Fund), 2000
   Associate Director of Research, Portfolio Manager and Analyst, HALP. None.

Kevin G. Grant, 38, Vice President and Portfolio Manager (The Oakmark Fund),
   2000
   Portfolio Manager and Analyst, HALP. None.

David G. Herro, 41, Vice President and Portfolio Manager (The Oakmark
   International Fund and The Oakmark International Small Cap Fund), 1992 Portfolio Manager and Analyst, HALP. None.

Gregory L. Jackson, 36, Vice President and Portfolio Manager (The Oakmark Global
   Fund), 2000
   Portfolio Manager and Analyst, HALP, since July 1998; Portfolio Manager and Analyst, Yacktman Asset Management Inc., prior thereto. None.

John J. Kane, 31, Assistant Treasurer, 1999
   Manager--Mutual Fund and Institutional Services, HALP. None.

Robert Levy, 52, President, 2001
   Director, President and Chief Executive Officer, HAI, since 1997; Chief Executive Officer, Harris Associates Securities L.P. ("HASLP"), since 1995; Chairman of the Board and Chief Investment Officer, since 2001, Chief Executive Officer, since 1997 and President, since 1996, HALP. None.

Clyde S. McGregor, 49, Vice President and Portfolio Manager (The Oakmark Small
   Cap Fund and The Oakmark Equity and Income Fund), 1995
   Portfolio Manager and Analyst, HALP. None.

Anita M. Nagler, 46, Vice President, 2001
   Managing Director of Alternative & International Investing Group, HAI since 2001; formerly, Chief Operating Officer and Vice President, HAI, General Counsel, HALP, Chief Operating Officer and General Counsel, HASLP, 2000-2001; Chief Legal Officer, HASLP, prior thereto. None.

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William C. Nygren, 43, Vice President and Portfolio Manager (The Oakmark Fund
   and The Oakmark Select Fund), 1996
   Portfolio Manager and Analyst, HALP; formerly, Director of Research, HALP, 1990-1998. None.

John R. Raitt, 47, Vice President, 2002
   Chief Operating Officer, HALP, since 2001; Director of Research, HALP since 1998; Associate Director of Research and Analyst, HALP, prior thereto. None.

Janet L. Reali, 51, Vice President and Secretary, 2001
   Vice President, General Counsel and Secretary, HALP, since 2001; formerly, Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. 1995-1999 (broker/dealer). None.

Ann W. Regan, 54, Vice President--Shareholder Operations and Assistant
   Secretary, 1996
   Director of Mutual Fund Operations, HALP. None.

Kristi L. Rowsell, 36, Treasurer, 2000
   Director, Chief Financial Officer and Treasurer, HAI; Chief Financial Officer, HALP and HASLP, since 1999; Assistant Treasurer, HALP, prior thereto. None.

Edward A. Studzinski, 53, Vice President and Portfolio Manager (The Oakmark
   Equity and Income Fund), 2000
   Portfolio Manager and Analyst, HALP. None.

Michael J. Welsh, 39, Vice President and Portfolio Manager (The Oakmark Global
   Fund, The Oakmark International Fund and The Oakmark International Small Cap
   Fund), 1997
   Portfolio Manager and Analyst, HALP. None.

* Mr. Voss is a trustee who is an "interested person" of the Funds as defined in the Investment Company Act of 1940, because he is a director of HAI, the general partner and manager of HALP, the investment adviser to the Funds. Mr. Voss is also the President and Chief Executive Officer of CDC IXIS Asset Management North America, L.P. the parent company of HALP.

The business address of the officers and trustees is Two North LaSalle Street, #500, Chicago, Illinois 60602.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

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THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

  WHO SHOULD INVEST

  Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

  HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

  Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.

                                     INVEST
   Managers select stocks from the approved list for their specific funds


                                  APPROVED LIST
                       Securities available for investment


                      QUANTITATIVE AND QUALITATIVE RESEARCH
          Rigorous analysis is performed to ensure that the stock meets our strict value standards


                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration


                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment


                          BOTTOM-UP INVESTMENT PROCESS

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THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

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THE OAKMARK FAMILY OF FUNDS

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT AUDITORS
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                                 P.O. BOX 8510
                              BOSTON, MA 02266-8510

                         [OAKMARK FAMILY OF FUNDS LOGO]

                                  1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: January 2003.